     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 15, 2004


                                              SECURITIES ACT FILE NO. 333-111820
                                       INVESTMENT COMPANY ACT FILE NO. 811-21485
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                    FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[x] PRE-EFFECTIVE AMENDMENT NO. 3


[ ] POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

[x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[x] AMENDMENT NO. 3

                              -------------------

                    COHEN & STEERS SELECT UTILITY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                              -------------------

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

                                ROBERT H. STEERS
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                              -------------------

                                WITH COPIES TO:

      SARAH E. COGAN, ESQ.          LEONARD B. MACKEY, JR., ESQ.
 SIMPSON THACHER & BARTLETT LLP        CLIFFORD CHANCE US LLP
      425 LEXINGTON AVENUE                200 PARK AVENUE
    NEW YORK, NEW YORK 10017          NEW YORK, NEW YORK 10166
         (212) 455-2000                    (212) 878-8000

                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                              -------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                            PROPOSED          PROPOSED
                                                            MAXIMUM           MAXIMUM
         TITLE OF SECURITIES              AMOUNT BEING     OFFERING PRICE    AGGREGATE         AMOUNT OF
           BEING REGISTERED              REGISTERED(1)     PER SHARE        OFFERING PRICE   REGISTRATION FEE(2)
           ----------------              -------------     ---------        --------------   -------------------
Common Shares, $.001 par value........  3,450,000 Shares       $20.00        $69,000,000          $8,696.50

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Includes the registration fee of $80.90 and $8,615.60 previously paid on January 9, 2004 and February 19, 2004, respectively.
                              -------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

________________________________________________________________________________

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                             CROSS REFERENCE SHEET
                              PART A -- PROSPECTUS

                          ITEM IN PART A OF FORM N-2
                            SPECIFIED IN PROSPECTUS                       LOCATION IN PROSPECTUS
                            -----------------------                       ----------------------
Item 1.      Outside Front Cover..................................  Cover Page
Item 2.      Inside Front and Outside Back Cover Page.............  Cover Page; Inside Front Cover
                                                                      Page; Outside Back Cover Page
Item 3.      Fee Table and Synopsis...............................  Fund Expenses
Item 4.      Financial Highlights.................................  Inapplicable
Item 5.      Plan of Distribution.................................  Cover Page; Prospectus Summary;
                                                                      Underwriting
Item 6.      Selling Shareholders.................................  Inapplicable
Item 7.      Use of Proceeds......................................  Use of Proceeds; Investment
                                                                      Objective and Policies
Item 8.      General Description of the Registrant................  Cover Page; Prospectus Summary;
                                                                      The Fund; Investment Objective
                                                                      and Policies; Use of Leverage;
                                                                      Principal Risks of the Fund;
                                                                      Additional Risk Considerations;
                                                                      Repurchase of Shares
Item 9.      Management...........................................  Prospectus Summary; Management of
                                                                      the Fund
Item 10.     Capital Stock, Long-Term Debt, and Other
               Securities.........................................  Investment Objective and Policies;
                                                                      Use of Leverage; Dividends and
                                                                      Distributions; Taxation;
                                                                      Description of Shares
Item 11.     Defaults and Arrears on Senior Securities............  Inapplicable
Item 12.     Legal Proceedings....................................  Inapplicable
Item 13.     Table of Contents of the Statement of Additional
               Table of Contents of the Statement of
               Information........................................  Additional Information

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

                                                                          LOCATION IN STATEMENT
                          ITEMS IN PART B OF FORM N-2                   OF ADDITIONAL INFORMATION
                          ---------------------------                   -------------------------
Item 14.     Cover Page...........................................  Cover Page
Item 15.     Table of Contents....................................  Table of Contents
Item 16.     General Information and History......................  Inapplicable
Item 17.     Investment Objective and Policies....................  Investment Objective and Policies;
                                                                      Investment Restrictions
Item 18.     Management...........................................  Management of the Fund;
                                                                      Compensation of Directors and
                                                                      Certain Officers; Investment
                                                                      Advisory and Other Services
Item 19.     Control Persons and Principal Holders of
               Securities.........................................  Management of the Fund
Item 20.     Investment Advisory and Other Services...............  Investment Advisory and Other
                                                                      Services
Item 21.     Brokerage Allocation and Other Practices.............  Portfolio Transactions and
                                                                      Brokerage; Determination of Net
                                                                      Asset Value
Item 22.     Tax Status...........................................  Taxation
Item 23.     Financial Statements.................................  Report of Independent Accountants;
                                                                      Statement of Assets and
                                                                      Liabilities

                          PART C -- OTHER INFORMATION

Item 24-33.  have been answered in Part C of this Registration
               Statement

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED MARCH 15, 2004


PROSPECTUS

                                COHEN & STEERS
                           SELECT UTILITY FUND LOGO

                                              SHARES
                    COHEN & STEERS SELECT UTILITY FUND, INC.
                                 COMMON SHARES
                                $20.00 PER SHARE
                               -----------------

   Investment Objective. Cohen & Steers Select Utility Fund, Inc. (the 'Fund') is a recently organized, non-diversified, closed-end management investment company.

    Our investment objective is to achieve a high level of after-tax total return through investment in utility securities.

    In pursuing total return, the Fund equally emphasizes both current income, consisting primarily of tax-advantaged dividend income, and capital appreciation.

                                                   (continued on following page)

   INVESTING IN THE COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE 'PRINCIPAL RISKS OF THE FUND' SECTION BEGINNING ON PAGE 40 OF THIS PROSPECTUS.
                               -----------------

                                                                 PER SHARE              TOTAL(1)
                                                                 ---------              --------
   Public offering price......................................    $20.00                   $
   Sales load(2)..............................................      $.90                   $
   Estimated offering expenses(3).............................      $.04                   $
   Proceeds, after expenses, to the Fund......................    $19.06                   $

   (1) The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price less the sales load within 45 days of the date of this prospectus, solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and
       proceeds to the Fund will be $     , $     , $     and $     ,
       respectively. See 'Underwriting.'

   (2) The Fund has agreed to pay the underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. See 'Underwriting.'

   (3) The Investment Manager has agreed to pay all organizational expenses and offering costs of the Fund (other than the sales load, but including the $.00667 per Common Share partial reimbursement of expenses to the underwriters) that exceed $.04 per Common Share. The estimated offering
       expenses to be incurred by the Fund are $     .

   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   The Common Shares will be ready for delivery on or about               ,
2004.

                               -----------------

MERRILL LYNCH & CO.                                          UBS INVESTMENT BANK
A.G. EDWARDS & SONS, INC.      WACHOVIA SECURITIES      DEUTSCHE BANK SECURITIES
LEGG MASON WOOD WALKER             RAYMOND JAMES             RBC CAPITAL MARKETS
       INCORPORATED
WELLS FARGO SECURITIES, LLC           ADVEST, INC.          BB&T CAPITAL MARKETS
ROBERT W. BAIRD & CO.  H&R BLOCK FINANCIAL ADVISORS, INC.  J.J.B. HILLIARD, W.L.
                                  LYONS, INC.
JANNEY MONTGOMERY SCOTT LLC    MCDONALD INVESTMENTS INC.    QUICK & REILLY, INC.
STIFEL, NICOLAUS & COMPANY                                         TD WATERHOUSE
       INCORPORATED
                               -----------------

                The date of this prospectus is           , 2004.

(continued from previous page)

    Portfolio Contents. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks, preferred stocks and other equity securities issued by companies engaged in the utility industry ('utility companies'). Managed assets equal the net asset value of the Common Shares plus the liquidation value of any Fund Preferred Shares (as defined on page 9 of this prospectus) plus the principal amount of any borrowings. In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities issued by any type of company. The Fund also may invest up to 25% of its managed assets in preferred securities and other fixed income securities that at the time of the investment are rated below investment grade or that are unrated but judged to be below investment grade by the Fund's Investment Manager. These below investment grade quality securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. In addition, the Fund may invest up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or in the U.S. over-the-counter market.

    It is the Fund's current intention to initially allocate approximately 80% of the Fund's managed assets to common stocks issued by utility companies and approximately 20% of its managed assets to preferred securities and other fixed income securities. Thereafter, the Fund's portfolio allocations will vary from time to time, consistent with the Fund's investment objective and policies. At any time, under normal circumstances, at least 80% of the Fund's managed assets will be invested in common stocks, preferred stocks and other equity securities issued by utility companies. There can be no assurance that the Fund will achieve its investment objective. See 'Investment Objective and Policies' and 'Principal Risks of the Fund.'

    Leverage. The Fund intends to use leverage by issuing shares of preferred stock representing approximately 35% of the Fund's capital after their issuance. Alternatively, the Fund may achieve its leverage strategy through borrowing. Through leveraging, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See 'Use of Leverage -- Leverage Risks.'

    No Prior History. Because the Fund is recently organized, its Common Shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's Common Shares have been approved for listing on the New York Stock Exchange upon notice of issuance under the symbol 'UTF.'

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Summary of Fund Expenses....................................   25
The Fund....................................................   27
Use of Proceeds.............................................   27
Investment Objective and Policies...........................   27
Use of Leverage.............................................   36
Interest Rate Transactions..................................   39
Principal Risks of the Fund.................................   40
Additional Risk Considerations..............................   51
How the Fund Manages Risk...................................   53
Management of the Fund......................................   54
Dividends and Distributions.................................   56
Closed-End Fund Structure...................................   59
Possible Conversion to Open-End Fund Status.................   60
Repurchase of Shares........................................   60
Taxation....................................................   61
Description of Shares.......................................   62
Certain Provisions of the Articles of Incorporation and
  By-Laws...................................................   65
Underwriting................................................   67
Custodian, Transfer Agent, Dividend Disbursing Agent and
  Registrar.................................................   70
Reports to Shareholders.....................................   70
Validity of the Shares......................................   70
Table of Contents of the Statement of Additional
  Information...............................................   71

                              -------------------
    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

    This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated       , 2004 (the 'SAI'), containing additional information
about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 71 of this prospectus. You may request a free copy of the SAI by calling (800) 437-9912. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission website (http://www.sec.gov).

                               PROSPECTUS SUMMARY

    This is only a summary. This summary may not contain all of the information that you should consider before investing in our Common Shares. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth under the heading 'Principal Risks of the Fund.'

THE FUND.....................................  Cohen & Steers Select Utility Fund, Inc. is a
                                               recently organized, non-diversified, closed-end
                                               management investment company.

THE OFFERING.................................  We are offering         shares of common stock
                                               ('Common Shares') through a group of underwriters led
                                               by Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                               ('Merrill Lynch'). You must purchase at least 100
                                               Common Shares ($2,000). The underwriters have been
                                               granted an option to purchase up to
                                               additional Common Shares solely to cover
                                               overallotments, if any. The initial public offering
                                               price is $20.00 per share. See 'Underwriting.' Cohen
                                               & Steers Capital Management, Inc. (the 'Investment
                                               Manager') will be responsible for all organizational
                                               expenses and offering costs (other than the sales
                                               load) that, when aggregated with the Fund's
                                               organizational expenses, exceed $.04 per share of the
                                               Fund's Common Shares.

INVESTMENT OBJECTIVE AND POLICIES............  Our investment objective is to achieve a high level of after-tax total return through investment in
                                               utility securities. In pursuing total return, the
                                               Fund equally emphasizes both current income,
                                               consisting primarily of tax-advantaged dividend
                                               income, and capital appreciation. Our investment
                                               objective and certain investment policies are
                                               considered fundamental and may not be changed without
                                               shareholder approval. See 'Investment Objective and
                                               Policies.'

                                               Under normal market conditions, the Fund seeks to
                                               achieve its objective by investing at least 80% of
                                               its managed assets in a portfolio of common stocks,
                                               preferred stocks and other equity securities issued
                                               by utility companies. It is the Fund's current
                                               intention to initially allocate approximately 80% of
                                               the Fund's managed assets to common stocks issued by
                                               utility companies and approximately 20% of its
                                               managed assets to preferred securities and other
                                               fixed income securities. Thereafter, the Fund's
                                               portfolio allocations will vary from time to time,
                                               consistent with the Fund's investment

                                               objective and policies. At any time, under normal
                                               circumstances, at least 80% of the Fund's managed
                                               assets will be invested in common stocks, preferred
                                               stocks and other equity securities issued by utility
                                               companies.
                                               Investment Strategies. In making investment decisions
                                               with respect to common stocks and other equity
                                               securities issued by utility companies, the
                                               Investment Manager relies on a fundamental analysis
                                               of each company. Securities are evaluated for their
                                               potential to provide an attractive total return
                                               through a combination of dividend yield and capital
                                               appreciation. The Investment Manager reviews each
                                               company's potential for success in light of general
                                               economic and industry trends, as well as the
                                               company's quality of management, financial condition,
                                               business plan, industry and sector market position,
                                               dividend payout ratio, and corporate governance. The
                                               Investment Manager utilizes a value-oriented
                                               approach, and evaluates each company's valuation on
                                               the basis of relative price/cash flow and
                                               price/earnings multiples, earnings growth rate,
                                               dividend yield, and price/book value, among other
                                               metrics.

                                               In making investment decisions with respect to
                                               preferred securities and other fixed income
                                               securities, the Investment Manager seeks to select
                                               what it believes are securities that are undervalued
                                               on the basis of risk and return profiles. In making
                                               these determinations, the Investment Manager
                                               evaluates the fundamental characteristics of an
                                               issuer, including an issuer's creditworthiness, and
                                               also takes into account prevailing market factors. In
                                               analyzing credit quality, the Investment Manager
                                               considers not only fundamental analysis, but also an
                                               issuer's corporate and capital structure and the
                                               placement of the preferred or debt securities within
                                               that structure. The Investment Manager also takes
                                               into account other factors, such as call and other
                                               structural features, event risk, the likely
                                               directions of ratings and relative value versus other
                                               income security classes, among others.

                                               Securities Issued by Utility Companies. Under normal
                                               market conditions, at least 80% of the Fund's managed
                                               assets will be invested in common stocks, preferred
                                               stocks and other equity securities issued by utility
                                               companies. Substantially all of the securities issued
                                               by

                                               utility companies in which the Fund intends to invest
                                               are traded on a national securities exchange or in
                                               the over-the-counter market. Utility companies
                                               generally pay dividends on their equity securities
                                               that qualify for the dividends received deduction
                                               (the 'DRD') under Section 243 of the Internal Revenue
                                               Code of 1986, as amended (the 'Code') and are
                                               considered 'qualified dividend income' eligible for
                                               reduced rates of taxation. The DRD generally allows
                                               corporations to deduct from their income 70% of
                                               dividends received. Corporate shareholders are
                                               generally permitted to claim a deduction with respect
                                               to that portion of their distributions attributable
                                               to amounts received by the Fund that qualify for the
                                               DRD. Pursuant to recently enacted legislation,
                                               individuals will generally be taxed at long-term
                                               capital gain rates on qualified dividend income. The
                                               Fund generally can pass the tax treatment of
                                               qualified dividend income it receives through to
                                               shareholders, provided that holding period and other
                                               requirements are met.

                                               Utility companies derive at least 50% of their
                                               revenues from, or have at least 50% of their assets
                                               committed to, the:

                                                generation, transmission, sale or distribution of
                                                electric energy;

                                                distribution, purification and treatment of water;

                                                production, transmission or distribution of natural
                                                gas; and

                                                provision of communications services, including cable
                                                television, satellite, microwave, radio, telephone
                                                and other communications media.

                                               Preferred Securities. The Fund may invest in
                                               preferred securities issued by utility companies and
                                               other types of issuers. There are two basic types of
                                               preferred securities. The first, sometimes referred
                                               to in this prospectus as traditional preferred
                                               securities, consists of preferred stock issued by an
                                               entity taxable as a corporation. Preferred stocks are
                                               considered equity securities. The second basic type
                                               is referred to in this prospectus as hybrid-preferred
                                               securities. Hybrid-preferred securities are usually
                                               issued by a trust or limited partnership and often
                                               represent preferred interests in subordinated debt
                                               instruments issued by a corporation for whose benefit
                                               the trust or

                                               partnership was established. Hybrid-preferred
                                               securities are considered debt securities. Preferred
                                               securities pay fixed or floating dividends to
                                               investors and have 'preference' over common stock in
                                               the payment of dividends and the liquidation of a
                                               company's assets. This means that a company must pay
                                               dividends on preferred stock before paying dividends
                                               on its common stock. Preferred shareholders usually
                                               have no right to vote for corporate directors or on
                                               other matters. The hybrid preferred securities in
                                               which the Fund may invest do not qualify for the DRD
                                               and are not expected to provide significant benefits
                                               under the rules relating to qualified dividend
                                               income. As a result, any corporate shareholder who
                                               otherwise would qualify for the DRD, and any
                                               individual shareholder who otherwise would qualify to
                                               be taxed at long-term capital gain rates on qualified
                                               dividend income, should assume that none of the
                                               distributions the shareholder receives from the Fund
                                               attributable to hybrid-preferred securities will
                                               qualify for the DRD or provide significant benefits
                                               under the rules relating to qualified dividend
                                               income. Distributions received from the Fund
                                               attributable to traditional preferred securities,
                                               such as the preferred securities of utility
                                               companies, generally would qualify for the DRD as to
                                               any corporate shareholder and would qualify to be
                                               taxed at long-term capital gains rates as to any
                                               individual shareholder.

                                               Debt Securities. The Fund may invest in debt
                                               securities issued by utility companies and other
                                               types of issuers. The Fund's investments in debt
                                               securities may include investments in convertible
                                               debt securities, convertible preferred securities,
                                               U.S. dollar-denominated corporate debt securities
                                               issued by domestic and non-U.S. corporations and U.S.
                                               dollar-denominated government debt securities issued
                                               or guaranteed by the U.S. Government or its agencies
                                               or instrumentalities or a non-U.S. Government or its
                                               agencies or instrumentalities.

                                               Lower Rated Securities. The Fund may invest up to 25%
                                               of its managed assets in securities that at the time
                                               of investment are rated below investment grade (below
                                               Baa or BBB) by Moody's Investors Service, Inc.
                                               ('Moody's'), Standard & Poor's Ratings Group, a
                                               division of The McGraw-Hill Companies, Inc. ('S&P'),
                                               Fitch Ratings

                                               ('Fitch') or an equivalent rating by a nationally
                                               recognized statistical rating agency, or that are
                                               unrated but judged to be below investment grade by
                                               the Fund's Investment Manager. A security will not be
                                               considered to be below investment grade quality if it
                                               is rated within the four highest grades (Baa or BBB
                                               or better) by Moody's, S&P, Fitch or an equivalent
                                               rating by a nationally recognized statistical rating
                                               agency, or is unrated but judged to be of comparable
                                               quality by the Fund's Investment Manager. These below
                                               investment grade quality securities are commonly
                                               referred to as 'junk bonds' and are regarded as
                                               having predominantly speculative characteristics with
                                               respect to the payment of interest and repayment of
                                               principal.

                                               While the Fund does not currently intend to invest in
                                               illiquid securities (i.e., securities that are not
                                               readily marketable), it may invest up to 10% of its
                                               managed assets in illiquid securities.

                                               The Fund may invest up to 20% of its managed assets
                                               in preferred securities and other fixed-income
                                               securities that are not issued by utility companies.

                                               The Fund also may invest up to 20% of its managed
                                               assets in U.S. dollar-denominated securities of
                                               foreign issuers traded or listed on a U.S. securities
                                               exchange or the U.S. over-the-counter market.

                                               The Fund will generally not invest more than 10% of
                                               its managed assets in the securities of one issuer.
                                               The Fund may engage in portfolio trading when
                                               considered appropriate, but short-term trading will
                                               not be used as the primary means of achieving the
                                               Fund's investment objective.

                                               There are no limits on portfolio turnover, and
                                               investments may be sold without regard to length of
                                               time held when, in the opinion of the Investment
                                               Manager, investment considerations warrant such
                                               action. A higher portfolio turnover rate results in
                                               correspondingly greater brokerage commissions and
                                               other transactional expenses that are borne by the
                                               Fund. High portfolio turnover may result in the
                                               realization of net short-term capital gains by the
                                               Fund which, when distributed to shareholders, will be
                                               taxable as ordinary income.

                                               Although not intended to be a significant element in
                                               the Fund's investment strategy, from time to time the
                                               Fund may use various other investment management
                                               techniques that also involve certain risks and
                                               special considerations including: engaging in
                                               interest rate and credit derivatives transactions and
                                               using options and financial futures.

                                               There can be no assurance that our investment
                                               objective will be achieved. See 'Investment Objective
                                               and Policies.'

USE OF LEVERAGE..............................  Subject to market conditions and the Fund's receipt of the highest credit rating on the Fund's preferred
                                               stock from at least two of Moody's, S&P or Fitch,
                                               approximately one to three months after completion of
                                               this offering, the Fund intends to offer shares of
                                               preferred stock ('Fund Preferred Shares')
                                               representing approximately 35% of the Fund's capital
                                               after their issuance. The issuance of Fund Preferred
                                               Shares will leverage your investment in Common
                                               Shares. As an alternative to the issuance of Fund
                                               Preferred Shares, the Fund may leverage through
                                               borrowing. The Fund Preferred Shares and any
                                               borrowings will have seniority over the Common
                                               Shares.

                                               The use of leverage creates an opportunity for
                                               increased Common Share net income, but also creates
                                               special risks for holders of Common Shares ('Common
                                               Shareholders'). The Fund Preferred Shares will pay
                                               dividends based on short-term rates, which will be
                                               reset frequently. Alternatively, borrowings may be at
                                               a fixed or floating rate. The Fund may seek to
                                               protect itself from the risk of increasing dividends
                                               or interest expenses resulting from an increase in
                                               short-term interest rates by entering into a swap or
                                               cap transaction as to all or a portion of the Fund
                                               Preferred Shares or any borrowings. See 'Interest
                                               Rate Transactions.' As long as the rate of return,
                                               net of applicable Fund expenses, on the Fund's
                                               portfolio investments exceeds Fund Preferred Share
                                               dividend rates, as reset periodically, and/or
                                               interest on any borrowings (as modified by any cap or
                                               the payment rate set by any interest rate swap), the
                                               investment of the proceeds of the Fund Preferred
                                               Shares or any borrowings will generate more income
                                               than will be needed to pay such dividends, interest
                                               rate or swap
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                                               payment. If so, the excess will be available to pay
                                               higher dividends to Common Shareholders. If, however,
                                               the dividends or interest rate on any borrowings (as
                                               modified by any cap or payment rate set by any
                                               interest rate swap) exceeds the rate of return on the
                                               Fund's investment portfolio, the return to Common
                                               Shareholders will be less than if the Fund had not
                                               leveraged.

                                               The holders of Fund Preferred Shares voting as a
                                               separate class will be entitled to elect two members
                                               of the Board of Directors of the Fund and, in the
                                               event that the Fund fails to pay two full years of
                                               accrued dividends on the Fund Preferred Shares, the
                                               holders of the Fund Preferred Shares will be entitled
                                               to elect a majority of the members of the Board of
                                               Directors. See 'Use of Leverage' and 'Description of
                                               Shares -- Fund Preferred Shares.'

                                               There is no assurance that the Fund will utilize
                                               leverage or that, if utilized, the Fund's leveraging
                                               strategy will be successful. See 'Use of
                                               Leverage -- Leverage Risks.'

                                               Leverage Risks. Leverage creates two major types of
                                               risks for Common Shareholders:

                                                the likelihood of greater volatility of net asset
                                                value and market price of Common Shares because
                                                changes in the value of the Fund's portfolio
                                                (including changes in the value of any interest rate
                                                swap, if applicable) are borne entirely by the
                                                Common Shareholders; and

                                                the possibility either that Common Share income will
                                                fall if the dividend rate on the Fund Preferred
                                                Shares or the interest rate on any borrowings rises,
                                                or that Common Share income will fluctuate because
                                                the dividend rate on the Fund Preferred Shares or
                                                the interest rate on any borrowings varies.

                                               When the Fund is utilizing leverage, the fees paid to
                                               the Investment Manager for investment advisory and
                                               management services will be higher than if the Fund
                                               did not utilize leverage because the fees paid will
                                               be calculated based on the Fund's managed assets
                                               (which equals the net asset value of the Common
                                               Shares plus the liquidation preference on any Fund
                                               Preferred Shares plus the principal amount of any
                                               borrowings).

INTEREST RATE TRANSACTIONS...................  In order to seek to reduce the interest rate risk inherent in our capital structure and underlying
                                               investments, the Fund may enter into interest rate
                                               swap or cap
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
                                               transactions. The use of interest rate swaps and caps
                                               is a highly specialized activity that involves
                                               investment techniques and risks different from those
                                               associated with ordinary portfolio security
                                               transactions. In an interest rate swap, the Fund
                                               would agree to pay to the other party to the interest
                                               rate swap (which is known as the 'counterparty') a
                                               fixed rate payment in exchange for the counterparty
                                               agreeing to pay to the Fund a variable rate payment
                                               that is intended to approximate the Fund's variable
                                               rate payment obligation on the Fund Preferred Shares
                                               or any variable rate borrowing. The payment
                                               obligations would be based on the notional amount of
                                               the swap. In an interest rate cap, the Fund would pay
                                               a premium to the counterparty to the interest rate
                                               cap and, to the extent that a specified variable rate
                                               index exceeds a predetermined fixed rate, would
                                               receive from the counterparty payments of the
                                               difference based on the notional amount of such cap.
                                               Depending on the state of interest rates in general,
                                               our use of interest rate swaps or caps could enhance
                                               or harm the overall performance of the Common Shares.
                                               To the extent there is a decline in interest rates,
                                               the value of the interest rate swap or cap could
                                               decline, and could result in a decline in the net
                                               asset value of the Common Shares. In addition, if the
                                               counterparty to an interest rate swap or cap
                                               defaults, the Fund would be obligated to make the
                                               payments that it had intended to avoid. Depending on
                                               whether the Fund would be entitled to receive net
                                               payments from the counterparty on the swap or cap,
                                               which in turn would depend on the general state of
                                               short-term interest rates at that point in time, such
                                               default could negatively impact the performance of
                                               the Fund's Common Shares.

                                               In addition, at the time an interest rate swap or cap
                                               transaction reaches its scheduled termination date,
                                               there is a risk that the Fund will not be able to
                                               obtain a replacement transaction or that the terms of
                                               the replacement will not be as favorable as on the
                                               expiring transaction. If this occurs, it could have a
                                               negative impact on the performance of the Common
                                               Shares. If the Fund fails to maintain the required
                                               200% asset coverage of the liquidation value of the
                                               outstanding Fund Preferred Shares or if the Fund
                                               loses its expected credit ratings on the Fund
                                               Preferred Shares or fails to
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
                                               maintain other covenants, the Fund may be required to
                                               redeem some or all of the Fund Preferred Shares.
                                               Similarly, the Fund could be required to prepay the
                                               principal amount of any borrowings. Such redemption
                                               or prepayment would likely result in the Fund seeking
                                               to terminate early all or a portion of any swap or
                                               cap transaction. Early termination of the swap could
                                               result in a termination payment by or to the Fund.
                                               Early termination of a cap could result in a
                                               termination payment to the Fund. The Fund intends to
                                               maintain, in a segregated account with its custodian,
                                               cash or liquid securities having a value at least
                                               equal to the Fund's net payment obligations under any
                                               swap transaction, marked-to-market daily. We would
                                               not enter into interest rate swap or cap transactions
                                               having an aggregate notional amount that exceeded the
                                               outstanding amount of the Fund's leverage. See 'Use
                                               of Leverage' and 'Interest Rate Transactions' for
                                               additional information.

PRINCIPAL RISKS OF THE FUND..................  We are a non-diversified, closed-end management investment company designed primarily as a long-term
                                               investment and not as a trading vehicle. The Fund is
                                               not intended to be a complete investment program and,
                                               due to the uncertainty inherent in all investments,
                                               there can be no assurance that we will achieve our
                                               investment objective.

                                               No Operating History. As a recently organized entity,
                                               we have no operating history. See 'The Fund.'

                                               Investment Risk. An investment in the Fund is subject
                                               to investment risk, including the possible loss of
                                               the entire principal amount that you invest.

                                               Market Risk. Your investment in Common Shares
                                               represents an indirect investment in the common
                                               stock, preferred securities and other securities
                                               owned by the Fund, substantially all of which are
                                               traded on a national securities exchange or in the
                                               over-the-counter markets. The value of these
                                               securities, like other investments, may move up or
                                               down, sometimes rapidly and unpredictably. Your
                                               Common Shares at any point in time may be worth less
                                               than what you invested, even after taking into
                                               account the reinvestment of Fund dividends and
                                               distributions. The Fund may utilize leverage, which
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                                               magnifies the market risk. See 'Use of Leverage --
                                               Leverage Risks.'

                                               Interest Rate Risk. Interest rate risk is the risk
                                               that fixed-income securities such as preferred and
                                               debt securities, and to a lesser extent certain
                                               utility company common shares, will decline in value
                                               because of changes in market interest rates. When
                                               market interest rates rise, the market value of such
                                               securities generally will fall. The Fund's investment
                                               in such securities means that the net asset value and
                                               market price of the Common Shares may tend to decline
                                               if market interest rates rise.

                                               During periods of declining interest rates, an issuer
                                               may be able to exercise an option to prepay principal
                                               earlier than scheduled, which is generally known as
                                               call or prepayment risk. If this occurs, the Fund may
                                               be forced to reinvest in lower yielding securities.
                                               This is known as reinvestment risk. Preferred and
                                               debt securities frequently have call features that
                                               allow the issuer to repurchase the security prior to
                                               its stated maturity. An issuer may redeem an
                                               obligation if the issuer can refinance the debt at a
                                               lower cost due to declining interest rates or an
                                               improvement in the credit standing of the issuer.
                                               During periods of rising interest rates, the average
                                               life of certain types of securities may be extended
                                               because of slower than expected principal payments.
                                               This may lock in a below market interest rate,
                                               increase the security's duration and reduce the value
                                               of the security. This is known as extension risk.

                                               Market interest rates for investment grade
                                               fixed-income securities in which the Fund will invest
                                               have recently declined significantly below the recent
                                               historical average rates for such securities. This
                                               decline may have increased the risk that these rates
                                               will rise in the future (which would cause the value
                                               of the Fund's net assets to decline) and the degree
                                               to which asset values may decline in such events;
                                               however, historical interest rate levels are not
                                               necessarily predictive of future interest rate
                                               levels. See 'Principal Risks of the Fund -- Interest
                                               Rate Risk.'

                                               Credit Risk and Lower-Rated Securities Risk. Credit
                                               risk is the risk that a security in the Fund's
                                               portfolio will decline in price or the issuer will
                                               fail to make dividend,
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                                               interest or principal payments when due because the
                                               issuer of the security experiences a decline in its
                                               financial status. Preferred securities normally are
                                               subordinated to bonds and other debt instruments in a
                                               company's capital structure, in terms of priority to
                                               corporate income and claim to corporate assets, and
                                               therefore will be subject to greater credit risk than
                                               debt instruments. The Fund may invest up to 25%
                                               (measured at the time of investment) of its managed
                                               assets in securities that are rated below investment
                                               grade. A security will be considered to be investment
                                               grade if, at the time of the investment, such
                                               security has a rating of 'BBB' or higher by S&P,
                                               'Baa' or higher by Moody's or an equivalent rating by
                                               a nationally recognized statistical rating agency or,
                                               if unrated, such security is determined by the
                                               Investment Manager to be of comparable quality.
                                               Lower-rated securities, or equivalent unrated
                                               securities, which are commonly known as 'junk bonds,'
                                               generally involve greater volatility of price and
                                               risk of loss of income and principal, and may be more
                                               susceptible to real or perceived adverse economic and
                                               competitive industry conditions than higher grade
                                               securities. It is reasonable to expect that any
                                               adverse economic conditions could disrupt the market
                                               for lower-rated securities, have an adverse impact on
                                               the value of those securities and adversely affect
                                               the ability of the issuers of those securities to
                                               repay principal and interest on those securities.

                                               Counterparty Risk. The Fund will be subject to credit
                                               risk with respect to the counterparties to any
                                               derivative contracts purchased by the Fund. If a
                                               counterparty becomes bankrupt or otherwise fails to
                                               perform its obligations under a derivative contract
                                               due to financial difficulties, the Fund may
                                               experience significant delays in obtaining any
                                               recovery under the derivative contract in bankruptcy
                                               or other reorganization proceeding. The Fund may
                                               obtain only a limited recovery or may obtain no
                                               recovery in such circumstances.

                                               Special Risks of Securities Linked to the Utility
                                               Industry. Since at least 80% of the Fund's managed
                                               assets normally will be concentrated in common
                                               stocks, preferred stocks and other equity securities
                                               issued by utility companies, your investment in the
                                               Fund will be
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
                                               significantly impacted by the performance of this
                                               industry. The Fund's emphasis on securities of
                                               utility issuers makes it more susceptible to adverse
                                               conditions affecting such industry than a fund that
                                               does not have its assets invested to a similar degree
                                               in such issuers. Certain segments of this industry
                                               and individual companies within such segments may not
                                               perform as well as the industry as a whole. Issuers
                                               in the utility industry are subject to a variety of
                                               factors that may adversely affect their business or
                                               operations, including:

                                                high interest costs in connection with capital
                                                construction and improvement programs;

                                                difficulty in raising capital in adequate amounts on
                                                reasonable terms in periods of high inflation and
                                                unsettled capital markets;

                                                governmental regulation of rates charged to
                                                customers;

                                                costs associated with compliance with and changes in
                                                environmental and other regulations;

                                                effects of economic slowdowns and surplus capacity;

                                                increased competition from other providers of utility
                                                services;

                                                inexperience with and potential losses resulting from
                                                a developing deregulatory environment;

                                                costs associated with the reduced availability of
                                                certain types of fuel, occasionally reduced
                                                availability and high costs of natural gas for
                                                resale, and the effects of energy conservation
                                                policies;

                                                effects of a national energy policy and lengthy
                                                delays and greatly increased costs and other problems
                                                associated with the design, construction, licensing,
                                                regulation and operation of nuclear facilities for
                                                electric generation, including, among other
                                                considerations, the problems associated with the use
                                                of radioactive materials and the disposal of
                                                radioactive wastes;

                                                technological innovations that may render existing
                                                plants, equipment or products obsolete; and

                                                potential impact of terrorist activities on the
                                                utility industry and its customers and the impact of
                                                natural or man-made disasters, including events such
                                                as the recent
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
                                                blackout that affected electric utility companies in
                                                many Mid-Atlantic and Midwest states.

                                               Issuers in the utility industry may be subject to
                                               regulation by various governmental authorities and
                                               may be affected by the imposition of special tariffs
                                               and changes in tax laws, regulatory policies and
                                               accounting standards. In addition, there are
                                               substantial differences between the regulatory
                                               practices and policies of various jurisdictions, and
                                               any given regulatory agency may make major shifts in
                                               policy from time to time. There is no assurance that
                                               regulatory authorities will, in the future, grant
                                               rate increases or that such increases will be
                                               adequate to permit the payment of dividends on
                                               preferred or common stocks. Prolonged changes in
                                               climatic conditions can also have a significant
                                               impact on both the revenues of an electric or gas
                                               utility as well as its expenses.

                                               Special Risks Related to Preferred Securities. There
                                               are special risks associated with investing in
                                               preferred securities, including:

                                                    -- Deferral and Omission. Preferred securities
                                                       may include provisions that permit the issuer, at
                                                       its discretion, to defer or omit
                                                       distributions for a stated period without any
                                                       adverse consequences to the issuer.

                                                    -- Subordination. Preferred securities are
                                                       generally subordinated to bonds and other debt
                                                       instruments in a company's capital structure
                                                       in terms of having priority to corporate
                                                       income and liquidation payments, and
                                                       therefore will be subject to greater credit
                                                       risk than more senior debt instruments.

                                                    -- Liquidity. Preferred securities may be
                                                       substantially less liquid than many other
                                                       securities, such as common stocks or U.S.
                                                       Government securities.

                                                    -- Limited Voting Rights. Generally, traditional
                                                       preferred securities offer no voting rights
                                                       with respect to the issuing company unless
                                                       preferred dividends have been in arrears for
                                                       a specified number of periods, at which time
                                                       the preferred security holders may elect a
                                                       number of directors to the issuer's board.
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
                                                    -- Special Redemption Rights. In certain varying
                                                       circumstances, an issuer of preferred
                                                       securities may redeem the securities prior to
                                                       a specified date.

                                                    -- Supply of Hybrid-Preferred Securities. The
                                                       Financial Accounting Standards Board
                                                       currently is reviewing accounting guidelines
                                                       relating to hybrid-preferred securities. To
                                                       the extent that a change in the guidelines
                                                       could adversely affect the market for, and
                                                       availability of, these securities, the Fund
                                                       may be adversely affected. The recently
                                                       enacted legislation that reduced the Federal
                                                       income tax rates on dividends may also
                                                       adversely impact the market and supply of
                                                       hybrid-preferred securities if the issuance
                                                       of such securities becomes less attractive to
                                                       issuers.

                                                    -- New Types of Securities. From time to time,
                                                       preferred securities, including
                                                       hybrid-preferred securities, have been, and
                                                       may in the future be, offered having features
                                                       other than those described herein. The Fund
                                                       reserves the right to invest in these
                                                       securities if the Investment Manager believes
                                                       that doing so would be consistent with the
                                                       Fund's investment objective and policies.
                                                       Since the market for these instruments would
                                                       be new, the Fund may have difficulty
                                                       disposing of them at a suitable price and
                                                       time. In addition to limited liquidity, these
                                                       instruments may present other risks, such as
                                                       high price volatility.

                                                    -- Financial Services. Companies principally
                                                       engaged in financial services are prominent
                                                       issuers of preferred securities and,
                                                       therefore, the Fund may be susceptible to
                                                       adverse economic or regulatory occurrences
                                                       affecting that sector. A company is
                                                       'principally engaged' in financial services
                                                       if it owns financial services-related assets
                                                       that are responsible for at least 50% of its
                                                       revenues. Companies in the financial services
                                                       sector include commercial banks, industrial
                                                       banks, savings institutions, finance
                                                       companies, diversified financial services
                                                       companies, investment banking firms,
                                                       securities brokerage houses, investment
                                                       advisory companies, leasing companies,
                                                       insurance companies
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
                                                       and companies providing similar services. See
                                                       'Principal Risks of the Fund -- Special Risks
                                                       Related to Preferred Securities -- Financial
                                                       Services.'

                                               Foreign Securities Risks. Under normal market
                                               conditions, the Fund may invest up to 20% of its
                                               managed assets in U.S. dollar-denominated securities
                                               of foreign issuers traded or listed on a U.S.
                                               securities exchange or in the U.S. over-the-counter
                                               market. Such investments involve certain risks not
                                               involved in domestic investments. Certain foreign
                                               countries may impose restrictions on the ability of
                                               issuers of foreign securities to make payments of
                                               principal and interest to investors located outside
                                               the country, due to blockage of foreign currency
                                               exchanges or otherwise. Generally, there is less
                                               publicly available information about foreign
                                               companies due to less rigorous disclosure or
                                               accounting standards and regulatory practices. In
                                               addition, the Fund will be subject to risks
                                               associated with adverse political and economic
                                               developments in foreign countries, which could cause
                                               the Fund to lose money on its investments in foreign
                                               securities. Typically, the Fund will not hold any
                                               foreign securities of issuers in so-called 'emerging
                                               markets' (or lesser developed countries), but to the
                                               extent it does, the Fund will not invest more than
                                               10% of its managed assets in such securities.
                                               Investments in such securities are particularly
                                               speculative.

                                               Other Investment Management Techniques Risk. The Fund
                                               may use various other investment management
                                               techniques that also involve certain risks and
                                               special considerations, including engaging in hedging
                                               and risk management transactions, such as interest
                                               rate transactions, options, futures, swaps and other
                                               derivatives transactions. These strategic
                                               transactions will be entered into to seek to manage
                                               the risks of the Fund's portfolio of securities, but
                                               may have the effect of limiting the gains from
                                               favorable market movements.

                                               Convertible Securities Risk. Although to a lesser
                                               extent than with nonconvertible fixed income
                                               securities, the market value of convertible
                                               securities tends to decline as interest rates
                                               increase and, conversely, tends to increase as
                                               interest rates decline. In addition, because of the
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                                               conversion feature, the market value of convertible
                                               securities tends to vary with fluctuations in the
                                               market value of the underlying common stock. A unique
                                               feature of convertible securities is that as the
                                               market price of the underlying common stock declines,
                                               convertible securities tend to trade increasingly on
                                               a yield basis, and so may not experience market value
                                               declines to the same extent as the underlying common
                                               stock. When the market price of the underlying common
                                               stock increases, the prices of the convertible
                                               securities tend to rise as a reflection of the value
                                               of the underlying common stock. While no securities
                                               investments are without risk, investments in
                                               convertible securities generally entail less risk
                                               than investments in common stock of the same issuer.

                                               Common Stock Risk. While common stock has
                                               historically generated higher average returns than
                                               fixed income securities, common stock has also
                                               experienced significantly more volatility in those
                                               returns. An adverse event, such as an unfavorable
                                               earnings report, may depress the value of common
                                               stock held by the Fund. Also, the price of common
                                               stock is sensitive to general movements in the stock
                                               market. A drop in the stock market may depress the
                                               price of common stock held by the Fund.

                                               Tax Risk. The Fund's investment program and the tax
                                               treatment of Fund distributions may be affected by
                                               Internal Revenue Service ('IRS') interpretations of
                                               the Code and future changes in tax laws and
                                               regulations. In particular, the provisions that
                                               currently apply to the favorable tax treatment of
                                               qualified dividend income are scheduled to expire on
                                               December 31, 2008 unless future legislation is passed
                                               to make the provisions effective beyond this date.
                                               There can be no assurance of what portion, if any, of
                                               the Fund's distributions will be entitled to the
                                               lower tax rates that apply to qualified dividend
                                               income. In addition, the Fund may invest in preferred
                                               securities or other securities the Federal income tax
                                               treatment of which may not be clear or may be subject
                                               to recharacterization by the IRS. It could be more
                                               difficult for the Fund to comply with the tax
                                               requirements applicable to regulated investment
                                               companies if the tax characterization of the Fund's
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                                               investments or the tax treatment of the income from
                                               such investments were successfully challenged by the
                                               IRS. See 'Taxation.'

                                               Restricted and Illiquid Securities Risk. The Fund may
                                               invest, on an ongoing basis, in restricted securities
                                               and other investments that may be illiquid. Illiquid
                                               securities are securities that are not readily
                                               marketable and may include some restricted
                                               securities, which are securities that may not be
                                               resold to the public without an effective
                                               registration statement under the Securities Act of
                                               1933, as amended (the 'Securities Act') or, if they
                                               are unregistered, may be sold only in a privately
                                               negotiated transaction or pursuant to an exemption
                                               from registration. Illiquid investments involve the
                                               risk that the securities will not be able to be sold
                                               at the time desired by the Fund or at prices
                                               approximating the value at which the Fund is carrying
                                               the securities on its books.

                                               Leverage Risk. The Fund intends to use leverage by
                                               issuing Fund Preferred Shares, representing
                                               approximately 35% of the Fund's total capital after
                                               their issuance. Alternatively, the Fund may achieve
                                               its leverage strategy through borrowing. Leverage is
                                               a speculative technique and there are special risks
                                               and costs associated with leveraging. For a more
                                               detailed description of the risks associated with
                                               leverage, see 'Use of Leverage -- Leverage Risks.'

                                               Interest Rate Transactions Risk. The Fund may enter
                                               into a swap or cap transaction to attempt to protect
                                               itself from increasing dividend or interest expenses
                                               resulting from increasing short-term interest rates.
                                               A decline in interest rates may result in a decline
                                               in the value of the swap or cap, which may result in
                                               a decline in the net asset value of the Fund. A
                                               sudden and dramatic decline in interest rates may
                                               result in a significant decline in the net asset
                                               value of the Fund. See 'Principal Risks of the
                                               Fund -- Interest Rate Transactions Risk.'

                                               Risk of Market Price Discount From Net Asset Value.
                                               Shares of closed-end investment companies frequently
                                               trade at a discount from their net asset value. This
                                               characteristic is a risk separate and distinct from
                                               the risk that net asset value could decrease as a
                                               result of investment activities and may be greater
                                               for investors
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                                               expecting to sell their shares in a relatively short
                                               period following completion of this offering. We
                                               cannot predict whether the shares will trade at,
                                               above or below net asset value. Net asset value will
                                               be reduced immediately following the offering by the
                                               sales load and the amount of organizational and
                                               offering expenses paid by the Fund. See 'Principal
                                               Risks of the Fund -- Risk of Market Price Discount
                                               From Net Asset Value.'

ADDITIONAL RISK CONSIDERATIONS...............  Portfolio Turnover Risk. We may engage in portfolio trading when considered appropriate. There are no
                                               limits on the rate of portfolio turnover. A higher
                                               turnover rate results in correspondingly greater
                                               brokerage commissions and other transactional
                                               expenses which are borne by the Fund. See 'Additional
                                               Risk Considerations -- Portfolio Turnover Risk.'

                                               Inflation Risk. Inflation risk is the risk that the
                                               value of assets or income from investments will be
                                               worth less in the future as inflation decreases the
                                               value of money. As inflation increases, the real
                                               value of the Common Shares and distributions can
                                               decline and the dividend payments on the Fund
                                               Preferred Shares, if any, or interest payments on any
                                               borrowings may increase. See 'Additional Risk
                                               Considerations -- Inflation Risk.'

                                               Non-Diversified Status. Because we, as a
                                               non-diversified investment company, may invest in a
                                               smaller number of individual issuers than a
                                               diversified investment company, an investment in the
                                               Fund presents greater risk to you than an investment
                                               in a diversified company. We intend to comply with
                                               the diversification requirements of the Code
                                               applicable to regulated investment companies. See
                                               'Additional Risk Considerations -- Non-Diversified
                                               Status.' See also 'Taxation' in the SAI.

                                               Anti-Takeover Provisions. Certain provisions of our
                                               Articles of Incorporation and By-Laws could have the
                                               effect of limiting the ability of other entities or
                                               persons to acquire control of the Fund or to modify
                                               our structure. The provisions may have the effect of
                                               depriving you of an opportunity to sell your shares
                                               at a premium over prevailing market prices and may
                                               have the effect of inhibiting conversion of the Fund
                                               to an open-end investment company. See 'Certain
                                               Provisions of the Articles of Incorporation and
                                               By-Laws' and
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                                               'Additional Risk Considerations -- Anti-Takeover
                                               Provisions.'

                                               Market Disruption Risk. The aftermath of the war in
                                               Iraq and the continuing occupation of Iraq,
                                               instability in the Middle East and terrorist attacks
                                               in the U.S. and around the world have resulted in
                                               recent market volatility and may have long-term
                                               effects on the U.S. and worldwide financial markets
                                               and may cause further economic uncertainties in the
                                               U.S. and worldwide. The Fund does not know how long
                                               the securities markets will continue to be affected
                                               by these events and cannot predict the effects of the
                                               occupation or similar events in the future on the
                                               U.S. economy and securities markets.

                                               Given the risks described above, an investment in the
                                               shares may not be appropriate for all investors. You
                                               should carefully consider your ability to assume
                                               these risks before making an investment in the Fund.

INVESTMENT MANAGER...........................  Cohen & Steers Capital Management, Inc. is the
                                               investment manager of the Fund pursuant to an
                                               Investment Management Agreement. The Investment
                                               Manager was formed in 1986, and as of February 29,
                                               2004 had approximately $13.5 billion in assets under
                                               management. Its clients include pension plans,
                                               endowment funds and mutual funds, including some of
                                               the largest open-end and closed-end real estate
                                               funds. The Investment Manager also will have
                                               responsibility for providing administrative services
                                               and assisting the Fund with operational needs
                                               pursuant to an Administration Agreement. In
                                               accordance with the terms of the Administration
                                               Agreement, the Fund has entered into an agreement
                                               with State Street Bank and Trust Company ('State
                                               Street Bank') to perform certain administrative
                                               functions subject to the supervision of the
                                               Investment Manager (the 'Sub-Administration
                                               Agreement'). See 'Management of the
                                               Fund -- Administration and Sub-Administration
                                               Agreement.'

FEES AND EXPENSES............................  The Fund will pay the Investment Manager a monthly fee computed at the annual rate of .85% of average
                                               daily managed assets (i.e., the net asset value of
                                               Common Shares plus the liquidation preference of any
                                               Fund Preferred Shares and the principal amount of any
                                               borrowings used for leverage). The Investment Manager
                                               has contractually agreed to waive a portion of its

                                               investment management fee in the amount of .20% of
                                               average daily total managed assets for the first five
                                               years of the Fund's operations (through March 31,
                                               2009), and in declining amounts for each of the three
                                               years thereafter (through March 31, 2012). See
                                               'Management of the Fund -- Investment Manager.' When
                                               the Fund is utilizing leverage, the fees paid to the
                                               Investment Manager for investment advisory and
                                               management services will be higher than if the Fund
                                               did not utilize leverage because the fees paid will
                                               be calculated based on the Fund's managed assets,
                                               which include the liquidation preference of preferred
                                               stock, and the principal amount of any outstanding
                                               borrowings used for leverage. The Fund's investment
                                               management fees and other expenses are paid only by
                                               the Common Shareholders, and not by holders of the
                                               Fund Preferred Shares. See 'Use of Leverage.'

LISTING AND SYMBOL...........................  The Fund's Common Shares have been approved for listing on the New York Stock Exchange upon notice of
                                               issuance under the symbol 'UTF.'

DIVIDENDS AND DISTRIBUTIONS..................  Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to
                                               Common Shareholders at a level rate based on the
                                               projected performance of the Fund, which rate may be
                                               adjusted from time to time. The Fund's ability to
                                               maintain a level dividend rate will depend on a
                                               number of factors, including the stability of income
                                               received from its investments and dividends payable
                                               on the Fund Preferred Shares or interest payments on
                                               borrowings. As portfolio and market conditions
                                               change, the rate of dividends on the Common Shares
                                               and the Fund's dividend policy will likely change.
                                               Over time, the Fund will distribute all of its net
                                               investment income (after it pays accrued dividends
                                               on, or redeems or liquidates, any outstanding Fund
                                               Preferred Shares and pays interest and required
                                               principal payments on any borrowings). In addition,
                                               at least annually, the Fund intends to distribute net
                                               capital gain and taxable ordinary income, if any, to
                                               shareholders so long as the net capital gain and
                                               taxable ordinary income are not necessary to pay
                                               accrued dividends on, or redeem or liquidate any Fund
                                               Preferred Shares, or pay interest or required
                                               principal payments on any borrowings. Your initial
                                               distribution is expected to be declared approximately
                                               45 days, and paid

                                               approximately 60 to 75 days, from the completion of
                                               this offering, depending on market conditions.
                                               Following the commencement of this offering, the Fund
                                               may, subject to the determination by the Board of
                                               Directors, rely on an exemptive order issued by the
                                               Securities and Exchange Commission under the 1940 Act
                                               facilitating the implementation of a dividend policy
                                               calling for monthly distributions of a fixed
                                               percentage of its net asset value ('Managed Dividend
                                               Policy'). See 'Dividends and Distributions.'

DIVIDEND REINVESTMENT PLAN...................  Common Shareholders will receive their dividends in additional Common Shares purchased in the open market
                                               or issued by the Fund through the Fund's Dividend
                                               Reinvestment Plan, unless they elect to have their
                                               dividends and other distributions from the Fund paid
                                               in cash. Common Shareholders whose Common Shares are
                                               held in the name of a broker or nominee should
                                               contact the broker or nominee to confirm that the
                                               dividend reinvestment service is available. See
                                               'Dividends and Distributions' and 'Taxation.'

CUSTODIAN, TRANSFER AGENT, DIVIDEND
DISBURSING AGENT AND REGISTRAR...............  State Street Bank and Trust Company will act as custodian, and EquiServe Trust Company, NA will act
                                               as transfer agent, dividend disbursing agent and
                                               registrar for the Fund. See 'Custodian, Transfer
                                               Agent, Dividend Disbursing Agent and Registrar.'

                            SUMMARY OF FUND EXPENSES

    The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues approximately 20,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See 'Management of the Fund.' The expenses in the table also assume the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund's total capital (after issuance), and the table shows Fund expenses both as a percentage of net assets attributable to Common Shares, and, in footnote 4, as a percentage of net assets attributable to Common Shares assuming no leverage.

SHAREHOLDER TRANSACTION EXPENSES
    Sales load paid by you (as a percentage of offering
      price)................................................           4.50%
    Expenses borne by the fund (as a percentage of offering
      price)................................................            .20%(1)(2)
    Dividend reinvestment plan fees.........................            None

                                                                 PERCENTAGE OF NET
                                                                ASSETS ATTRIBUTABLE
                                                                 TO COMMON SHARES
                                                              (ASSUMES FUND PREFERRED
                                                               SHARES ARE ISSUED)(4)
                                                               ---------------------
ANNUAL EXPENSES
    Investment management fees(3)...........................          1.31%
    Other expenses(3).......................................           .36%
    Interest payments on borrowed funds(3)(5)...............           None
                                                                       ----
    Total annual fund operating expenses(3).................          1.67%
    Fee waiver and expense reimbursement (Years 1-5)........           .31% (5)
                                                                       ----
    Total net annual expenses(3)............................          1.36% (5)
                                                                       ----
                                                                       ----

---------

(1) The Investment Manager has also agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $.04 per Common Share (.20% of the offering price).

(2) If the Fund offers Fund Preferred Shares, costs of that offering, estimated to be slightly more than 1% of the total amount of the Fund Preferred Share offering, will be borne immediately by Common Shareholders and result in the reduction of the net asset value of the Common Shares. Assuming the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund's total capital (after issuance), those offering costs are estimated to be no more than approximately $2,553,790 or $.13 per Common Share (.64% of the offering price of the Common Shares).

(3) In the event the Fund, as an alternative to issuing Fund Preferred Shares, utilizes leverage by borrowing in an amount equal to approximately 35% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Investment Management Fee would be 1.31%, Other Expenses would be .36%, Interest Payments on Borrowed Funds (assuming an interest rate of 3.39%, which interest rate is subject to change based on prevailing market conditions) would be 1.83%, Total Annual Fund Operating Expenses would be 3.50%. Based on the Total Annual Fund Operating Expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $78, $140, $206 and $390, respectively.
                                                  (notes continued on next page)

(notes continued from previous page)

(4) If the Fund does not issue Fund Preferred Shares or otherwise use leverage, the Fund's expenses would be estimated to be as follows:

                                                                 PERCENTAGE OF NET
                                                               ASSETS ATTRIBUTABLE TO
                                                                   COMMON SHARES
                                                               (ASSUMES NO BORROWINGS
                                                               AND NO FUND PREFERRED
                                                              SHARES ARE OUTSTANDING)
                                                              -----------------------
  ANNUAL EXPENSES
     Investment Management Fees.............................            .85%
     Other Expenses.........................................            .16%
     Interest Payments on Borrowed Funds....................            None
                                                                       -----
     Total Annual Fund Operating Expenses(5)................           1.01%
     Fee Waiver and Expense Reimbursement (Years 1-5).......            .20%(5)
                                                                       -----
     Total Net Annual Expenses(3)...........................            .81%(5)
                                                                       -----
                                                                       -----

(5) Cohen & Steers Capital Management, Inc., the Investment Manager, has contractually agreed to waive a portion of its fees and expenses for the first eight years of the Fund in the amount of .20% of average daily managed assets (which includes the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage) for the first five years of the Fund's operations, .15% of average daily managed assets in year six, .10% of average daily managed assets in year seven and .05% of average daily managed assets in year eight.

    The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated Fund Preferred Share offering costs assuming Fund Preferred Shares are issued representing 35% of the Fund's total capital (after issuance) of $6.42) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 1.36% of net assets attributable to Common Shares in years one through five, increasing to 1.67% in year nine and (2) a 5% annual return:

                                                             1 YEAR   3 YEARS   5 YEARS    10 YEARS
                                                             ------   -------   -------    --------
    Total Expenses Incurred................................   $67       $94       $124       $222

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. The example assumes that the estimated 'Other Expenses' set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

    Cohen & Steers Select Utility Fund, Inc. is a recently organized, non-diversified, closed-end management investment company. We were organized as a Maryland corporation on January 8, 2004 and are registered as an investment company under the 1940 Act. As a recently organized entity, we have no operating history. Our principal office is located at 757 Third Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

                                USE OF PROCEEDS

    We estimate the net proceeds of this offering, after deducting organization expenses and offering costs (other than the sales load) that do not exceed $.04
per Common Share, to be $          , or $          assuming exercise of the
overallotment option in full. The net proceeds will be invested in accordance with the policies set forth under 'Investment Objective and Policies.' A portion of the organization and offering expenses of the Fund has been advanced by the Investment Manager and will be repaid by the Fund upon closing of this offering. The Investment Manager will incur and be responsible for all of the Fund's organization expenses and offering costs (other than the sales load) that exceed $.04 per Common Share.

    We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objective and policies within three to six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See 'Investment Objective and Policies.'

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

    The Fund's investment objective is to seek a high level of after-tax total return through investment in utility securities. In pursuing total return, the Fund equally emphasizes both current income, consisting primarily of tax-advantaged dividend income, and capital appreciation. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

    Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks, preferred stocks and other equity securities issued by utility companies. In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities that are issued by any type of company. The Fund also may invest up to 25% of its managed assets in preferred securities and other fixed income securities that at the time of the investment are rated below investment grade or that are unrated but judged to be below investment grade by the Fund's Investment Manager. In addition, the Fund may invest up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or in the U.S. over-the-counter market.

    The Fund's concentration of its investments in the utility industry makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that industry. See 'Principal Risks of the Fund -- Special Risks of Securities Linked to the Utility Industry.'

    Although the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities.

    Under normal market conditions, the Fund seeks to achieve its objective by investing in a portfolio of income producing securities issued by utility companies. Substantially all of the securities issued by utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market.

    Utility companies generally pay dividends on their equity securities that qualify for the DRD and for the benefits under the rules relating to qualified dividend income. The DRD generally allows corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. Pursuant to recently enacted legislation, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008. Corporate shareholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. Individual shareholders of a regulated investment company like the Fund generally are permitted to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received by the regulated investment company.

    A security will be considered investment grade quality if it is rated 'BBB' or higher by S&P, 'Baa' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or is unrated but judged to be of comparable quality by the Investment Manager. Bonds of below investment grade quality (BB/Ba or below) are commonly referred to as 'junk bonds.' Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the SAI contains a general description of Moody's and S&P's ratings of securities.

    The Fund's investment objective and certain other policies are fundamental and may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares and the Fund Preferred Shares voting together as a single class, and of the holders of a 'majority of the outstanding' Fund Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of shareholders, although we have no current intention of doing so.

INVESTMENT STRATEGIES

    In making investment decisions with respect to common stocks and other equity securities issued by utility companies, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return through a combination of dividend yield and capital appreciation. The Investment Manager reviews each company's potential for success in light of general economic and industry trends, as well as the company's quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio, and corporate governance. The Investment Manager utilizes a value-oriented approach, and evaluates each company's valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield, and price/book value, among other metrics.

    In making investment decisions with respect to preferred securities and other fixed income securities, the Investment Manager seeks to select what it believes are securities that are undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer's creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager also takes into account other factors, such as call and other structural features, event risk, the likely directions of ratings and relative value versus other income security classes.

PORTFOLIO COMPOSITION

    Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

    Initial Portfolio Composition. It is the Fund's current intention to initially allocate approximately 80% of the Fund's managed assets to common stocks issued by utility companies and approximately 20% of its managed assets to preferred securities and other fixed income securities. Thereafter, the Fund's portfolio allocations will vary from time to time, consistent with the Fund's investment objective. At any time, under normal circumstances at least 80% of the Fund's managed assets will be invested in equity securities issued by utility companies.

    Securities Issued By Utility Companies. Under normal market conditions, at least 80% of the Fund's managed assets will be invested in common stocks, preferred stocks and other equity securities of utility companies. Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

     generation, transmission, sale or distribution of electric energy;

     distribution, purification and treatment of water;

     production, transmission or distribution of natural gas; and

     provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

    Substantially all of the securities issued by utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. Utility companies generally pay dividends on their equity securities that qualify for the DRD and for the benefits under rules relating to qualified dividend income. Corporate shareholders are generally permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the Fund that qualify for the DRD. The Fund generally can pass the tax treatment of qualified dividend income it receives through to individual shareholders, provided that holding period and other requirements are met.

    Preferred Securities. The Fund may invest in preferred securities issued by utility companies and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Initially, the preferred securities component of the Fund will be comprised primarily of hybrid-preferred securities.

    Traditional Preferred Securities. Preferred securities pay fixed or floating dividends to investors and have 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

    Pursuant to the DRD, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate shareholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. Pursuant to recently enacted legislation, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008. Individual shareholders of a regulated investment company like the Fund generally are permitted to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received by the regulated investment company.

    Hybrid-Preferred Securities. Hybrid-preferred securities are a comparatively new asset class. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

    Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid preferred securities include, but are not limited to, trust originated preferred securities ('TOPRS'r'); monthly income preferred securities ('MIPS'r'); quarterly income bond securities ('QUIBS'r'); quarterly income debt securities ('QUIDS'r'); quarterly income preferred securities ('QUIPS'sm'); corporate trust securities ('CORTS'r'); public income notes ('PINES'r'); and other hybrid-preferred securities.*

    Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

    Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying

---------
* TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

debt of the operating company. Accordingly, payments on the hybrid-preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

    Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

    Financial Services Company Securities. Companies principally engaged in financial services are prominent issuers of preferred securities. A company is 'principally engaged' in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

    Debt Securities. The Fund may invest in debt securities issued by utility companies and other types of issuers. The Fund's investments in debt securities may include investments in convertible debt securities, convertible preferred securities, U.S. dollar-denominated corporate debt securities issued by domestic and non-U.S. corporations and U.S. dollar-denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. Convertible securities are exchangeable for common stock at a predetermined stock (the 'conversion price'). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

    Lower-Rated Securities. The Fund may invest up to 25% of its managed assets in securities that at the time of investment are rated below investment grade (below Baa or BBB) by Moody's, S&P, Fitch, or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Fund's Investment Manager. A security will not be considered to be below investment grade quality if it is rated within the four highest grades (Baa or BBB or better) by Moody's, S&P, Fitch, or an equivalent rating by a nationally recognized statistical rating agency or is unrated but judged to be of comparable quality by the Fund's Investment Manager. These below investment grade quality securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain of these securities or could result in lower prices than those used in calculating the Fund's net asset value.

    Foreign Securities. The Fund may invest up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or the U.S. over-the-counter market. The Fund may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe, but to the extent it does, the Fund will not invest more than 10% of its managed assets in such securities. The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. For purposes of this 20% limitation, non-U.S. securities include securities represented by American Depository Receipts.

    Preferred Securities and Other Fixed-Income Securities. The Fund may invest up to 20% of its managed assets in preferred securities and other fixed-income securities that are issued by any type of company.

    Common Stocks. The Fund will invest in common stocks issued by utility companies. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Other Investment Companies

    The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the sections entitled 'Use of Leverage' and 'Use of Leverage -- Leverage Risks,' the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

    Illiquid Securities. While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

    Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through changes in the market value of its portfolio securities, the Fund should be in a position where more than 10% of the value of its managed assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as the Board and/or the Investment Manager deem advisable, if any, to protect liquidity.

    Strategic Transactions. The Fund may, but is not required to, use various strategic transactions described below to mitigate risks and to facilitate portfolio management. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many closed-end funds and other institutional investors. Although the Investment Manager seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

    The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as 'Strategic Transactions.' The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund.

    Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's SAI.

    The Fund also may enter into certain interest rate transactions that are designed in part to reduce the risks inherent in the Fund's anticipated issuance of Fund Preferred Shares. See 'Interest Rate Transactions.'

    When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

    Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objective and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a utility company. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See 'Investment Objective and Policies' in the SAI.

                                USE OF LEVERAGE

    Fund Preferred Shares. Subject to market conditions and the Fund's receipt of the highest credit rating on the Fund Preferred Shares from at least two of Moody's, S&P or Fitch, approximately one to three months after the completion of this offering, the Fund intends to offer Fund Preferred Shares representing approximately 35% of the Fund's capital after their issuance. The issuance of Fund Preferred Shares will leverage your investment in the Common Shares. As an alternative to the issuance of Fund Preferred Shares, the Fund may leverage through borrowing. The Fund Preferred Shares and any borrowings will have seniority over the Common Shares.

    Changes in the value of the Fund's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of Common Shares. If there is a net decrease, or increase, in the value of the Fund's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Investment Manager for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's managed assets, including the proceeds from the issuance of Fund Preferred Shares and other leverage. Leverage involves greater risks. The Fund's leveraging strategy may not be successful.

    Borrowings may be made by the Fund through reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

    Borrowings may also be made by the Fund through dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See 'Description of Shares -- Fund Preferred Shares.'

    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

    The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on the Fund Preferred Shares (expected to be AAA/Aaa), the Fund will not issue the Fund Preferred Shares.

    Assuming that the Fund Preferred Shares or borrowings will represent approximately 35% of the Fund's capital and pay dividends or interest or involve payment at a rate set by an interest rate transaction at an annual average rate of 3.39%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.19% in order to cover such dividend payments or interest or payment rates and other expenses specifically related to the Fund Preferred Shares or borrowings. Of course, these numbers are merely estimates, used for illustration. Actual Fund

Preferred Share dividend rates, interest or borrowings, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

    The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of - 10%, - 5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of Fund Preferred Shares or borrowings representing 35% of the Fund's total capital. See 'Use of Leverage -- Leverage Risks.'

Assumed Portfolio Total Return.........  (10.00)%   (5.00)%         0 %    5.00%    10.00%
Common Share Total Return..............  (17.21)%   (9.52)%     (1.83)%    5.87%    13.56%

    Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on borrowings or payment rate set by an interest rate transaction) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

    During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses, including the costs associated with any offering of Fund Preferred Shares (estimated to be slightly more than 1% of the total amount of the Fund Preferred Share offering) which will be borne immediately by Common Shareholders, and the costs associated with any borrowing. See 'Summary of Fund Expenses.'

    The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

LEVERAGE RISKS

    Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

    Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

    In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. See 'Interest Rate Transactions.'

    Unless and until Fund Preferred Shares are issued or borrowings for leverage are made, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

                           INTEREST RATE TRANSACTIONS

    In order to seek to reduce the interest rate risk inherent in the Fund's capital structure and underlying investments, we may enter into interest rate swap or cap transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counterparty') a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

    Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In addition, if the counter-party to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

    The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

    The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                          PRINCIPAL RISKS OF THE FUND

    We are a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objective.

NO OPERATING HISTORY

    We are a newly organized, non-diversified, closed-end management investment company with no operating history.

INVESTMENT RISK

    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

MARKET RISK

    Your investment in Common Shares represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See 'Use of Leverage -- Leverage Risks.'

INTEREST RATE RISK

    Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as certain utility company common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of common shares may tend to decline if market interest rates rise. Because investors generally look to utility companies for a stream of income, the prices of utility company shares may be more sensitive to changes in interest rates than are other equity securities.

    During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

CREDIT RISK AND LOWER-RATED SECURITIES RISK

    Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest up to 25% (measured at the time of investment) of its managed assets in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as 'junk bonds.' These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if, at the time of investment, such security has a rating of 'BBB' or higher by S&P, 'Baa' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Investment Manager to be of comparable quality.

    Lower-rated securities, may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objective may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

    Lower-rated securities, or equivalent unrated securities, which are commonly known as 'junk bonds,' generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate if the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

COUNTERPARTY RISK

    The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

SPECIAL RISKS OF SECURITIES LINKED TO THE UTILITY INDUSTRY

    Since at least 80% of the Fund's managed assets normally will be concentrated in common stocks, preferred stocks and other equity securities issued by utility companies, your investment in the Fund will be significantly impacted by the performance of this industry. The Fund's emphasis on securities of utility issuers makes it more susceptible to adverse economic, political or regulatory occurrences affecting such issuers than a fund that does not have its assets invested to a similar degree in such issuers. The utility industry generally includes companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water,
(ii) telecommunications services or (iii) infrastructure operations, such as airports, toll roads and municipal services. Certain segments of this industry and individual companies within such segments may not perform as well as the industry as a whole. Issuers in the utility industry are subject to a variety of factors that may adversely affect their business or operations, including:

     high interest costs in connection with capital construction and improvement programs;

     difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

     governmental regulation of rates charged to customers;

     costs associated with compliance with and changes in environmental and other regulations;

     effects of economic slowdowns and surplus capacity;

     increased competition from other providers of utility services;

     inexperience with and potential losses resulting from a developing deregulatory environment;

     costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

     effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

     technological innovations that may render existing plants, equipment or products obsolete; and

     potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters, including events such as the recent blackout that affected electric utility companies in many Mid-Atlantic and Midwest states.

    Issuers in the utility industry may be subject to regulation by various governmental authorities in various jurisdictions and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Various regulatory regimes also impose limitations on the percentage of the shares of a public utility held by a fund as an investment for its clients. These limitations may unfavorably restrict the ability of the Fund to make certain investments. Generally, prices charged by certain utilities are regulated in the United States with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future. The nature of regulation in the utility industry is evolving. Changes in regulation increasingly allow participants in the utility industry to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within such industries. The emergence of competition may result in certain companies being forced to defend their core businesses which may cause such companies to be less profitable.

    In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as its expenses.

    The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

    Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

    Investments in certain utility companies are also subject to certain additional risks.

    Electric. Electric utilities consist of companies that are engaged principally in one of more of the following activities: the generation, transmission, sale and distribution of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

    The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

    The rating agencies are taking a closer look at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

    Currently, several states are considering deregulation proposals, while other states have already enacted enabling legislation. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become 'stranded assets' which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

    Following deregulation of the energy markets in certain states, a number of companies have engaged in energy trading and incurred substantial losses. Certain of these energy trading businesses have been accused of employing improper accounting practices and have been required to make significant restatements of their financial results. In addition, several energy companies have been accused of attempting to manipulate the price and availability of energy in certain states.

    Telecommunications. The telecommunications industry today includes both traditional telephone companies with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, certain marketing tests currently underway and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to both residential, corporate and governmental customers.

    In February 1996, the Telecommunications Act of 1996 (the 'Act') became law. The Act removed regulatory restrictions on entry that prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act also removed most cable rate controls and allows broadcasters to own more radio and television stations. Litigation concerning the constitutionality of certain major provisions of the Act has slowed the implementation of such provisions.

    Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. Prolonged changes in climatic conditions can also have a significant impact on both the revenues and expenses of a gas utility.

    Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the water utilities are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

    There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

    There are special risks associated with investing in preferred securities, including:

    Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

    Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

    Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

    Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

    Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

    Supply of Hybrid-Preferred Securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. The recently enacted legislation that reduced the Federal income tax rates on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.

    New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

    Financial Services. Companies principally engaged in financial services are prominent issuers of preferred securities and, therefore, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector.

    Investing in the financial services sector includes the following risks:

     regulatory actions -- financial services companies may suffer a setback if regulators change the rules under which they operate;

     changes in interest rates -- unstable interest rates can have a disproportionate effect on the financial services sector;

     concentration of loans -- financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

     competition -- financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

FOREIGN SECURITIES RISKS

    Under normal market conditions, the Fund may invest up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or the U.S. over-the-counter market ('Foreign Securities'). Typically, the Fund will not hold any Foreign Securities of issuers in so-called 'emerging markets' (or lesser developed countries), but to the extent it does, the Fund will not invest more than 10% of its managed assets in such securities. Investments in such securities are particularly speculative. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

     future foreign economic, financial, political and social developments;

     different legal systems;

     the possible imposition of exchange controls or other foreign governmental laws or restrictions;

     less governmental supervision;

     regulation changes;

     changes in currency exchange rates;

     less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

     high and volatile rates of inflation;

     fluctuating interest rates; and

     different accounting, auditing and financial record-keeping standards and requirements.

    Investments in Foreign Securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

     the possibility of expropriation of assets;

     confiscatory taxation;

     difficulty in obtaining or enforcing a court judgment;

     economic, political or social instability; and

     diplomatic developments that could affect investments in those countries.

    In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

     growth of gross domestic product;

     rates of inflation;

     capital reinvestment;

     resources;

     self-sufficiency; and

     balance of payments position.

    In addition, certain investments in Foreign Securities also may be subject to foreign withholding taxes.

    Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Fund will not hold any Foreign Securities of emerging market issuers, and, if it does, such securities will not comprise more than 10% of the Fund's managed assets.

    As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

OTHER INVESTMENT MANAGEMENT TECHNIQUES RISK

    The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on the Investment Manager's ability to predict correctly market movements, which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

CONVERTIBLE SECURITIES RISK

    Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

COMMON STOCK RISK

    While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

TAX RISK

    The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire on December 31, 2008 unless future legislation is passed to make the provisions effective beyond this date. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income. In addition, the Fund may invest in preferred securities or other securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See 'Taxation.'

RESTRICTED AND ILLIQUID SECURITIES RISK

    The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

LEVERAGE RISK

    The Fund intends to use leverage by issuing Fund Preferred Shares, representing approximately 35% of the Fund's total capital after their issuance. Alternatively, the Fund may achieve its leverage strategy through borrowing. Leverage is a speculative technique and there are special risks and costs associated with leveraging. For a more detailed description of the risks associated with leverage, see 'Use of Leverage -- Leverage Risks.'

INTEREST RATE TRANSACTIONS RISK

    The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See 'Interest Rate Transactions.'

RISK OF MARKET PRICE DISCOUNT FROM NET ASSET VALUE

    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the shares will trade at, above or below net asset value, or at below or above the initial public offering price.

                         ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER RISK

    We may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although we cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See 'Taxation.'

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Fund Preferred Shares, if any, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, Fund Preferred share dividend rates would likely increase, which would tend to further reduce returns to holders of Common Shares.

NON-DIVERSIFIED STATUS

    The Fund is classified as a 'non-diversified' investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent our earnings are distributed to shareholders. See 'Taxation' in the SAI. To so qualify, among other requirements, we will limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of our total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of our total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of our total assets will be invested in the securities of a single issuer and we will not own more than 10% of the outstanding voting securities of a single issuer. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies.

ANTI-TAKEOVER PROVISIONS

    Certain provisions of our Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify our structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation and conversion to open-end status. See 'Description of Shares' and 'Certain Provisions of the Articles of Incorporation and By-Laws.'

MARKET DISRUPTION RISK

    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the U.S. and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

    The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Fund Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry except for the utility industry.

    The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's, S&P, Fitch, or another nationally recognized rating agency on the Fund Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's common shareholders or the Fund's ability to achieve its investment objective. See 'Investment Objective and Policies' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

    The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding Fund Preferred Shares or otherwise reduce borrowings. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing Fund Preferred Shares. As explained above under 'Use of Leverage -- Leverage Risks,' the success of any such attempt to limit leverage risk depends on the Investment Manager's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

    If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Fund Preferred Shares or Fund Preferred Shares that the Fund previously issued but later repurchased or otherwise increase borrowings.

STRATEGIC TRANSACTIONS

    The Fund may use various investment strategies designed to limit the risk of fluctuations of fixed income securities and to preserve capital. These strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities whose prices, in the opinion of the Investment Manager, correlate with the prices of the Fund's investments.

LIMITED ISSUANCE OF FUND PREFERRED SHARES

    Under the 1940 Act, the Fund could issue Fund Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the asset coverage of the Fund. If the total liquidation value of the Fund Preferred shares was ever more than one-half of the value of the Fund's asset coverage, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund's assets, was reduced. The Fund intends to issue Fund Preferred shares representing about 35% of the Fund's total capital immediately after the time of issuance. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep the liquidation value of the Fund Preferred Shares below one-half of the value of the Fund's asset coverage.

LIMITED BORROWINGS

    Under the requirements of the 1940 Act, the Fund, immediately after any borrowings, must have an asset coverage of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings represented by senior securities issued by the Fund. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER


    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. The Investment Manager was formed in 1986 and as of February 29, 2004 had approximately $13.5 billion of assets under management. Its clients include pension plans, endowment funds, mutual funds and registered investment companies, including the Fund, Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies.


INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

    For its services under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly management fee computed at the annual rate of .85% of average daily managed assets (i.e., the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage). In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of .20% of average daily total managed assets for the first five years of the Fund's operations, .15% of average daily managed assets in year six, .10% of average daily managed assets in year seven and .05% of average daily managed assets in year eight. See 'Summary of Fund Expenses.' When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the net asset value of the Common Shares, the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage. The Fund's investment management fees and other expenses are paid only by the common shareholders and not by holders of the Fund Preferred Shares. See 'Use of Leverage.'

    The Fund's portfolio managers are:

        Robert Becker -- Mr. Becker joined Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, as a Senior Vice President in December 2003. Prior to joining Cohen & Steers, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin

    Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

        William F. Scapell -- Mr. Scapell joined Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, as a Senior Vice President in February 2003. Prior to joining Cohen & Steers, Mr. Scapell was a director in the fixed income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Before joining Merrill Lynch's research department, Mr. Scapell worked in Merrill Lynch Treasury with a focus on balance sheet management. Prior to working for Merrill Lynch, Mr. Scapell was employed at the Federal Reserve Bank of New York in both bank supervision and monetary policy roles.
    Mr. Scapell is a Chartered Financial Analyst.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager will have responsibility for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund's average daily managed assets up to $1 billion, .04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund's average daily managed assets in excess of $1.5 billion. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets in the Fund at an annual rate equal to ..03% of the first $200.0 million in assets, .02% of the next $200.0 million and ..01% of assets in excess of $400.0 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200.0 million or $1.2 billion at ..04%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street Bank also serves as the Fund's custodian and EquiServe Trust Company, NA has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See 'Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.'

                          DIVIDENDS AND DISTRIBUTIONS

LEVEL RATE DIVIDEND POLICY

    Subject to the determination of the Board of Directors to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount that may be adjusted from time to time. Distributions can only be made from net investment income after paying accrued dividends on, or redeeming or liquidating, Fund Preferred Shares, if any, and making interest and required principal payments on Borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares, or interest payments on borrowings. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on, or redeems or liquidates, any outstanding Fund Preferred Shares and pays interest and required principal payments on any borrowings). In addition, at least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income, if any, to shareholders so long as the net capital gain and ordinary taxable income are not necessary to pay accrued dividends on, or redeem or liquidate any Fund Preferred Shares, or pay interest or required principal payments on any borrowings. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 75 days, from the completion of this offering, depending on market conditions. The net investment income of the Fund consists of all income accrued on portfolio assets (other than capital gains) less all expenses of the Fund. Expenses of the Fund are accrued each day. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. See 'Taxation.'

MANAGED DIVIDEND POLICY

    In reliance on an exemptive order, issued by the Securities and Exchange Commission the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. Under a Managed Dividend Policy, the Fund would intend to distribute a fixed percentage of net asset value to Common Shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying dividends on, or redeeming or liquidating, Fund Preferred Shares, if any, and making interest and required principal payments on borrowings, if any. Under a Managed Dividend Policy, if, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund's assets. Accordingly, a Managed Dividend Policy may require certain distributions that may be deemed a return of capital for tax purposes. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. In the event the Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gains (such excess, the 'Excess'), such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. There is no guarantee that the Board of Directors will determine to implement a Managed Dividend Policy. The Board of Directors reserves the right to change the dividend policy from time to time.

DIVIDEND REINVESTMENT PLAN

    The Fund has a Dividend Reinvestment Plan (the 'Plan') commonly referred to as an 'opt-out' plan. Each Common Shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by EquiServe Trust Company, NA as agent for shareholders pursuant to the Plan (the 'Plan Agent'), unless they elect to receive cash. Shareholders will have their dividends reinvested in additional Common Shares purchased in the open market or issued by the Fund through the Fund's Dividend Reinvestment Plan, unless they elect to have their dividends and other distributions paid in cash. Common Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available.

    The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

    The Plan Agent maintains each Common Shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days after such acquisition. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

    In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

    The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See 'Taxation.'

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at 800-426-5523.

                           CLOSED-END FUND STRUCTURE

    The Fund is a recently organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at 'net asset value.' Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

    Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See 'Repurchase of Shares.' The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                  POSSIBLE CONVERSION TO OPEN-END FUND STATUS

    The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Certain Provisions of the Articles of Incorporation and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

                              REPURCHASE OF SHARES

    Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see 'Repurchase of Shares' in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

    There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the managed assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See 'Taxation' for a description of the potential tax consequences of a share repurchase.

                                    TAXATION

    The following discussion offers only a brief outline of the Federal income tax consequences of investing in the Fund and is based on the Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. This discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund. Dividends paid to you out of the Fund's current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Dividend income that the Fund receives from utility companies will generally be treated as qualified dividend income, although there can be no assurance in this regard. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

    A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.

    A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

    Each year, we will notify you of the tax status of dividends and other distributions.

    If you sell or otherwise dispose of your Fund shares, or have shares repurchased by the Fund, you may realize a capital gain or loss which will be long-term or short-term, depending generally on your holding period for the shares.

    We may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable if you fail to provide us with your correct taxpayer identification number;

     fail to make required certifications; or

     have been notified by the Internal Revenue Service that you are subject to backup withholding.

    Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.

    The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay Federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.

    Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                             DESCRIPTION OF SHARES

COMMON SHARES

    The Fund is authorized to issue 100,000,000 shares of Common Shares, $.001 par value. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued, will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there are no Fund Preferred Shares outstanding, the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Whenever Fund Preferred Shares or borrowings are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See 'Fund Preferred Shares' below. The Fund's Common Shares have been approved for listing on the New York Stock Exchange upon notice of issuance under the symbol 'UTF.' Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. The foregoing description and the descriptions below under 'Fund Preferred Shares' and 'Certain Provisions of the Articles of Incorporation and By-Laws' and above under 'Possible Conversion to Open-End Fund Status' are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

    Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Investment Manager has agreed to pay all organizational expenses and offering costs (other than sales load) that exceed $.04 per Common Share. See 'Use of Proceeds.'

    As of the date of this prospectus, Cohen & Steers Capital Management, Inc. owned of record and beneficially shares of the Fund's Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

FUND NET ASSET VALUE

    The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) and less the liquidation preference of any outstanding Preferred Shares, by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

FUND PREFERRED SHARES

    The Fund's Articles of Incorporation authorize the Board of Directors, without approval of the Common Stockholders, to classify any unissued shares of the Fund's common stock into preferred shares, par value $.001 per share, in one or more classes or series, with rights as determined by the Board of Directors.

    The Fund's Board of Directors has indicated its intention to authorize an offering of Fund Preferred Shares (representing approximately 35% of the Fund's capital immediately after the time the Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions, the Fund's receipt of a AAA/Aaa credit rating on the Fund Preferred Shares and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. The Board of Directors has indicated that the preference on distribution, liquidation preference and redemption provisions of the Fund Preferred Shares will likely be as stated below.

    Limited Issuance of Fund Preferred Shares. Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less liabilities other than borrowings, measured immediately after issuance of the Fund Preferred Shares. 'Liquidation value' means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund's total assets less liabilities other than borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Fund Preferred Shares discussed in this prospectus, the liquidation value of the Fund Preferred Shares is expected to be approximately 35% of the value of the Fund's total assets less liabilities other than borrowings. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.

    Distribution Preference. The Fund Preferred Shares will have complete priority over the Common Shares.

    Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

    Voting Rights. Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

    Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined single class vote of the holders of Fund Preferred Shares and Common Shares.

    Redemption, Purchase and Sale of Fund Preferred Shares. The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See 'Use of Leverage.'

    The discussion above describes the Board of Directors' present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation.

        CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

    The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and
    (e) portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

        (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under Federal or Maryland law.

    However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require shareholder approval, no shareholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

    The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

    Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

                                  UNDERWRITING

    Subject to the terms and conditions stated in the purchase agreement dated
         , 2004, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                                                                NUMBER OF
UNDERWRITER                                                   COMMON SHARES
-----------                                                   -------------
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated.....................................
UBS Securities LLC..........................................
A.G. Edwards & Sons, Inc. ..................................
Wachovia Capital Markets, LLC...............................
Deutsche Bank Securities Inc. ..............................
Legg Mason Wood Walker, Incorporated........................
Raymond James & Associates, Inc. ...........................
RBC Capital Markets Corporation ............................
Wells Fargo Securities, LLC.................................
Advest, Inc. ...............................................
BB&T Capital Markets, a division of Scott & Stringfellow,
Inc. .......................................................
Robert W. Baird & Co. Incorporated..........................
H&R Block Financial Advisors, Inc. .........................
J.J.B. Hilliard, W.L. Lyons, Inc. ..........................
Janney Montgomery Scott LLC.................................
McDonald Investments Inc., a KeyCorp Company................
Quick & Reilly, Inc. .......................................
Stifel, Nicolaus & Company, Incorporated....................
TD Waterhouse Investor Services, Inc. ......................
                                                              -------------
           Total............................................
                                                              -------------
                                                              -------------


    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

    The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load investors in the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before
         , 2004.

    The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                                   PER SHARE   WITHOUT OPTION  WITH OPTION
                                                   ---------   --------------  -----------
Public offering price............................   $20.00           $              $
Sales load.......................................     $.90           $              $
Estimated offering expenses......................     $.04           $              $
Proceeds, after expenses, to the Fund............   $19.06           $              $

    The expenses of the offering are estimated at $      and are payable by the
Fund. The Fund has agreed to pay the underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. The Investment Manager has agreed to pay all organizational expenses and offering costs of the Fund (other than sales load) that exceed $.04 per Common Share.

OVERALLOTMENT OPTION

    The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the preceding table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

    Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in our Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of our Common Shares to stabilize its price or to reduce a short position may cause the price of our Common Shares to be higher than it might be in the absence of such purchases.

    Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of our Common Shares. In addition, neither we nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

    The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement.

    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters, and may also act as placement agent for issuers whose securities the Fund purchases in direct placement transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

    One or more of the underwriters of the Common Shares may also act as an underwriter of the Fund's preferred shares.

    The Common Shares will be sold to ensure that New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

OTHER RELATIONSHIPS

    The Investment Manager has agreed to pay a fee to Merrill Lynch, payable quarterly at the annual rate of .15% of the Fund's managed assets during the continuance of the Investment Management Agreement between the Investment Manager and the Fund. The total amount of these additional compensation payments
to Merrill Lynch will not exceed    % of the total price to the public of the
Common Shares sold in this offering. The Investment Manager has also agreed to
pay a fee to each of          and          payable quarterly at an annual rate
of .10% of the Fund's managed assets attributable to the Common Shares sold by
each of          and          , respectively, in this offering. The total amount
of these additional compensation payments to          will not exceed .   % of
the total price to the public of the Common Shares sold in this offering. The
total amount of these additional compensation payments to          will not
exceed    % of the total price to the public of the Common Shares sold in this offering. Such payments will continue for the duration of the Investment Management Agreement or other advisory agreement between the Investment Manager
and the Fund. In consideration for these payments, Merrill Lynch,          and
         have agreed to provide, upon request, certain after-market support services designed to maintain the visibility of the Fund on an ongoing basis, and to provide, upon request, to the Investment Manager relevant information, studies or reports regarding the Fund and the closed-end investment company and asset management industry.

    The total amount of these additional compensation payments to Merrill Lynch,
         and          plus the amount paid by the Fund as the $.00667 per Common
Share reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the Common Shares offered hereby. The sum total of all compensation to underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the Common Shares sold in this offering.

    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

    State Street Bank and Trust Company, whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe Trust Company, NA, whose principal business address is 150 Royall Street, Canton, MA 02021 to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither State Street Bank nor EquiServe Trust Company, NA has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                            REPORTS TO SHAREHOLDERS

    The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

                             VALIDITY OF THE SHARES

    The validity of the shares offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by Clifford Chance US LLP, New York, New York. Venable LLP will opine on certain matters pertaining to Maryland law. Simpson Thacher & Bartlett LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Investment Objective and Policies...........................    3
Use of Leverage.............................................   10
Investment Restrictions.....................................   13
Management of the Fund......................................   15
Compensation of Directors and Certain Officers..............   19
Investment Advisory and Other Services......................   20
Portfolio Transactions and Brokerage........................   28
Determination of Net Asset Value............................   29
Repurchase of Shares........................................   30
Taxation....................................................   31
Performance Information.....................................   36
Counsel and Independent Accountants.........................   37
Statement of Assets and Liabilities.........................   38
Ratings of Investments (Appendix A).........................  A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Through and including       , 2004 (25 days after the date of this
prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                             SHARES

                                 COHEN & STEERS
                            SELECT UTILITY FUND LOGO

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                                 COMMON SHARES
                                $20.00 PER SHARE

                               -----------------
                                   PROSPECTUS
                               -----------------

                              MERRILL LYNCH & CO.
                              UBS INVESTMENT BANK
                           A.G. EDWARDS & SONS, INC.
                              WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES
                             LEGG MASON WOOD WALKER
                                  INCORPORATED
                                 RAYMOND JAMES
                              RBC CAPITAL MARKETS
                          WELLS FARGO SECURITIES, LLC
                                  ADVEST, INC.
                              BB&T CAPITAL MARKETS
                             ROBERT W. BAIRD & CO.
                       H&R BLOCK FINANCIAL ADVISORS, INC.
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                          JANNEY MONTGOMERY SCOTT LLC
                           MCDONALD INVESTMENTS INC.
                              QUICK & REILLY, INC.
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED
                                 TD WATERHOUSE

                                           , 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  SUBJECT TO COMPLETION, DATED MARCH 15, 2004


    THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION ('STATEMENT OF ADDITIONAL INFORMATION') IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                 COHEN & STEERS
                              SELECT UTILITY FUND

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF COHEN & STEERS SELECT UTILITY FUND, INC.,
DATED              , 2004, AS SUPPLEMENTED FROM TIME TO TIME (THE 'PROSPECTUS').
  THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS
                          OR PHONE NUMBER SHOWN ABOVE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objective and Policies...........................    3
Use of Leverage.............................................   10
Investment Restrictions.....................................   13
Management of the Fund......................................   15
Compensation of Directors and Certain Officers..............   19
Investment Advisory and Other Services......................   21
Portfolio Transactions and Brokerage........................   29
Determination of Net Asset Value............................   30
Repurchase of Shares........................................   31
Taxation....................................................   32
Performance Information.....................................   37
Counsel and Independent Accountants.........................   38
Statement of Assets and Liabilities.........................   39
Ratings of Investments (Appendix A).........................  A-1

                      STATEMENT OF ADDITIONAL INFORMATION

    Cohen & Steers Select Utility Fund, Inc. (the 'Fund') is a recently organized, non-diversified, closed-end management investment company organized as a Maryland corporation on January 8, 2004. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES
               ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

    The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

INVESTMENTS IN UTILITY COMPANIES

    Under normal market conditions, we will invest at least 80% of our managed assets in common stocks, preferred stocks and other equity securities of companies engaged in the utility industry ('utility companies'). Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

     generation, transmission, sale or distribution of electric energy;

     distribution, purification and treatment of water;

     production, transmission or distribution of natural gas; and

     provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media

PREFERRED SECURITIES

    The Fund may invest in preferred securities issued by utility companies and other types of companies. The taxable preferred securities (as defined in the next paragraph) in which the Fund may invest do not qualify for the dividends received deduction (the 'DRD') under Section 243 of the Internal Revenue Code of 1986, as amended (the 'Code') and are not expected to provide significant benefits under the rules relating to 'qualified dividend income.' The DRD generally allows corporations to deduct from their income 70% of dividends received. Pursuant to recently enacted legislation, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. Accordingly, any corporate shareholder who otherwise would qualify for the DRD, and any individual shareholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the shareholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

    There are two basic types of preferred securities: traditional preferred securities and hybrid-preferred securities. When used in this SAI, taxable preferred securities refer generally to hybrid-preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income), such as preferred securities issued by real estate investment trusts ('REITs').

    Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities, real estate and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

    Hybrid-Preferred Securities. The hybrid-preferred securities market is divided into the '$25 par' and the 'institutional' segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, trade and are quoted 'flat,' (i.e., without accrued dividend income) and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade and are quoted on an 'accrued income' basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

    Hybrid-preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

    Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

    See 'Investment Objective and Policies -- Portfolio
Composition -- Hybrid-Preferred Securities' in the Fund's prospectus for a general description of hybrid-preferred securities.

SHORT-TERM FIXED INCOME SECURITIES

    For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund's investment objective, the Fund may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

    (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

    (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

    (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time.

    The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

LOWER RATED SECURITIES

    The Fund may invest up to 25% of its managed assets (measured at the time of purchase) in securities rated below investment grade, such as those rated below Baa or BBB by Moody's and S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Manager to be below investment grade. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

    The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

    Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

    The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on the Fund's credit analysis than would be the case when the Fund invests in rated securities.

STRATEGIC TRANSACTIONS


    Consistent with its investment objective and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts and options thereon, exchange-listed and over-the-counter put and call options on securities and financial indices and may enter into various interest rate transactions (collectively, 'Strategic Transactions'). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured.

    Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Fund Preferred Share dividend rates or increases in the Fund's cost of borrowing. For a more complete discussion of interest rate transactions, see 'Interest Rate Transactions' in the Prospectus.


    Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ('future contracts') of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund's futures contracts and options thereon may equal or exceed 100% of the Fund's total assets.



    The Fund is operated by persons who have claimed exclusions from the definition of the term 'commodity pool operator' under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.


    Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

    Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ('calls') on securities, futures contracts and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be 'covered' as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument that it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

    Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ('puts') on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities, financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

    The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager; and (iv) the obligation to meet additional variation margin or other payment requirements.

    Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See 'Taxation.'

OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the sections entitled 'Use of Leverage' and 'Use of Leverage -- Leverage Risks,' the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

RESTRICTED AND ILLIQUID SECURITIES

    When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

    The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ('Rule 144A Securities'). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Directors. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board of Directors has directed the Investment Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Fund may purchase securities on a 'when-issued' basis and may purchase or sell securities on a 'forward commitment' basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

    Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

REVERSE REPURCHASE AGREEMENTS

    The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under 'Use of Leverage -- Leverage Risks,' since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

    If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or S&P, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                                USE OF LEVERAGE

    Subject to market conditions and the Fund's receipt of the highest credit rating on the Fund Preferred Shares from at least two of Moody's, S&P or Fitch, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 35% of the Fund's capital immediately after their issuance. The issuance of Fund Preferred Shares will leverage the Common Shares. As an alternative to the Fund Preferred Shares, the Fund may leverage through borrowings. Any borrowings will have seniority over the Common Shares.

    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See 'Description of Shares -- Fund Preferred Shares' in the Prospectus.

    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

    The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on the Fund Preferred Shares (expected to be AAA/Aaa), the Fund will not issue the Fund Preferred Shares.

    During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

    The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

LEVERAGE RISK

    Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

    Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

    In addition, such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

    Unless and until the borrowings for leverage or Fund Preferred Shares are issued, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

INTEREST RATE TRANSACTIONS

    In order to seek to reduce the interest rate risk inherent in our underlying investments and capital structure, we may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. We may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a ceiling on leverage expenses. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

    Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counter-party defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counter-party does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counter-party to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

    The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                            INVESTMENT RESTRICTIONS

    The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

         1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

         2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

         3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

         4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

         5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

         6. Invest more than 25% of its managed assets in securities of issuers in any one industry other than the utility industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

         7. Purchase preferred securities and other fixed income securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund's managed assets would then be invested in such securities;

         8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

         9. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

        10. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        11. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

    The investment restrictions numbered 1 through 6 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares and the Fund Preferred Shares voting together as a single class, and of the holders of a 'majority of the outstanding' Fund Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Investment restrictions numbered 7 through 11 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund.

    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. As of January 31, 2004, the Directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.


    Basic information about the identity and experience of each Director and officer is set forth in the charts below. Each such Director and officer, other than Frank Ross, is also a director or officer of Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies advised by the Investment Manager, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies advised by the Investment Manager. Mr. Ross is a Director of each of the closed end Investment Companies advised by the Investment Manager and is a Director of Cohen & Steers Utility Fund, Inc.


    The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the Director are set forth below.


                                                                                   NUMBER OF
                                                                                  FUNDS WITHIN
                                                                                      FUND
                                                            PRINCIPAL OCCUPATION    COMPLEX
                                                                DURING PAST       OVERSEEN BY
                                                                  5 YEARS           DIRECTOR
                             POSITION HELD       TERM OF      (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)    THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------    ---------    -----------
INTERESTED DIRECTORS
Robert H. Steers ........  Director, Chairman  Until Next   Co-Chairman and           12        Since
757 Third Avenue           of the Board, and   Election of  Co-Chief Executive                  Inception
New York, New York             Secretary       Directors    Officer of Cohen &
Age: 51                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.
                                                            Prior thereto,
                                                            Chairman of the
                                                            Investment Manager.

Martin Cohen ............      Director,       Until Next   Co-Chairman and           12        Since
757 Third Avenue             President and     Election of  Co-Chief Executive                  Inception
New York, New York             Treasurer       Directors    Officer of Cohen &
Age: 55                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.
                                                            Prior thereto,
                                                            President of the
                                                            Investment Manager.


                                                  (table continued on next page)

(table continued from previous page)


                                                                                   NUMBER OF
                                                                                  FUNDS WITHIN
                                                                                      FUND
                                                            PRINCIPAL OCCUPATION    COMPLEX
                                                                DURING PAST       OVERSEEN BY
                                                                  5 YEARS           DIRECTOR
                             POSITION HELD       TERM OF      (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)    THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------    ---------    -----------
DISINTERESTED DIRECTORS
Gregory C. Clark ........       Director       Until Next   Private Investor.         12        Since
99 Jane Street                                 Election of  Prior thereto,                      Inception
New York, New York                             Directors    President of
Age: 57                                                     Wellspring
                                                            Management Group
                                                            (investment advisory
                                                            firm).

Bonnie Cohen ............       Director       Until Next   Consultant. Prior         12        Since
1824 Phelps Place, N.W.                        Election of  thereto,                            Inception
Washington, D.C.                               Directors    Undersecretary of
Age: 61                                                     State, United States
                                                            Department of State.
                                                            Director of
                                                            Wellsford Real
                                                            Properties, Inc.

George Grossman .........       Director       Until Next   Attorney-at-law.          12        Since
17 Elm Place                                   Election of                                      Inception
Rye, New York                                  Directors
Age: 50

Richard J. Norman .......       Director       Until Next   Private Investor.         12        Since
7520 Hackamore Drive                           Election of  Prior thereto,                      Inception
Potomac, Maryland                              Directors    Investment
Age: 60                                                     Representative of
                                                            Morgan Stanley Dean
                                                            Witter.

Frank K. Ross ...........       Director       Until Next   Board member of           8         Since
10130 Darmuid                                  Election of  NCRIC Group, Inc.                   Inception
Green Drive                                    Directors    (insurance) and
Potomac, Maryland                                           various non-profit
Age: 60                                                     organizations.
                                                            Formerly,
                                                            Midatlantic Area
                                                            Managing Partner for
                                                            Audit and Risk
                                                            Advisory Services at
                                                            KPMG LLP and
                                                            Managing Partner of
                                                            its Washington DC
                                                            Office.


                                                  (table continued on next page)

(table continued from previous page)


                                                                                   NUMBER OF
                                                                                  FUNDS WITHIN
                                                                                      FUND
                                                            PRINCIPAL OCCUPATION    COMPLEX
                                                                DURING PAST       OVERSEEN BY
                                                                  5 YEARS           DIRECTOR
                             POSITION HELD       TERM OF      (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)    THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------    ---------    -----------
Willard H. Smith, Jr ....       Director       Until Next   Board member of           12        Since
7231 Encelia Drive                             Election of  Essex Property Trust                Inception
La Jolla, California                           Directors    Inc., Highwoods
Age: 67                                                     Properties, Inc.,
                                                            Realty Income
                                                            Corporation and
                                                            Crest Net Lease,
                                                            Inc. Managing
                                                            Director at Merrill
                                                            Lynch & Co., Equity
                                                            Capital Markets
                                                            Division from 1983
                                                            to 1995.


    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  -------------------  -------------------------------------------
Robert Becker ................  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc. since December
New York, New York                                   2003. Prior thereto, he was a co-portfolio
Age: 34                                              manager of the Franklin Utilities Fund at
                                                     Franklin Templeton Investments. Mr. Becker
                                                     has previously held positions in equity
                                                     research for the utility sector at Salomon
                                                     Smith Barney and Scudder, Stevens and
                                                     Clark.

William F. Scapell ...........  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since February 2003.
Age: 37                                              Prior thereto, he was the chief strategist
                                                     for preferred securities at Merrill Lynch &
                                                     Co.

Adam M. Derechin .............  Vice President and   Chief Operating Officer of Cohen & Steers
757 Third Avenue                Assistant Treasurer  Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since August, 2003 and
Age: 39                                              prior to that Senior Vice President of the
                                                     Fund's Investment Manager since 1998.

Lawrence B. Stoller ..........  Assistant Secretary  Senior Vice President and General Counsel
757 Third Avenue                                     of Cohen & Steers Capital Management, Inc.,
New York, New York                                   the Fund's Investment Manager, since 1999.
Age: 40                                              Prior to that, Associate General Counsel,
                                                     Neuberger Berman Management, Inc. (money
                                                     manager); and Assistant General Counsel,
                                                     The Dreyfus Corporation (money manager).

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex.


                                                                                    AGGREGATE DOLLAR
                                                                                    RANGE OF EQUITY
                                                                                   SECURITIES IN THE
                                                              DOLLAR RANGE OF        COHEN & STEERS
                                                           EQUITY SECURITIES IN           FUND
                                                              THE FUND AS OF         COMPLEX AS OF
                                                             FEBRUARY 29, 2004     FEBRUARY 29, 2004
                                                             -----------------     -----------------
Robert H. Steers.........................................           --               over $100,000
Martin Cohen.............................................           --               over $100,000
Gregory C. Clark.........................................           --               over $100,000
Bonnie Cohen.............................................           --               over $100,000
George Grossman..........................................           --               over $100,000
Richard Norman...........................................           --               over $100,000
Frank K. Ross............................................           --                    --
Willard H. Smith, Jr.....................................           --               over $100,000


    Conflicts of Interest. No Director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager. Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of the offering of the Common Shares and any subsequent offering of Fund Preferred Shares. After the completion of the offerings, he will be a non-interested Director.

BOARD'S ROLE IN FUND GOVERNANCE


    Committees. The Fund's Board of Directors has two standing committees of the Board, the Audit Committee and the Nominating Committee, each of which is composed of all of the Directors who are not interested persons of the Fund, as defined in the 1940 Act. The members of the Audit Committee and Nominating Committee are Ms. Cohen and Messrs. Clark, Grossman, Norman, Ross and Smith.



    The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors.



    The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for the next annual meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Funds' shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund's Secretary.



    Approval of Investment Management Agreement. The Board of Directors, including a majority of the Directors who are not parties to the Fund's Investment Management Agreement, or interested persons of any such party ('Disinterested Directors') has the responsibility under the 1940 Act to approve the Fund's Investment Management Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Investment Management Agreement was approved for an initial two-year term by the Fund's Directors, including a majority of the Disinterested Directors, at a meeting held on March 2, 2004.

    In connection with the Board's consideration of the Investment Management Agreement, the Board reviewed information reasonably necessary to evaluate the terms of the Investment Management Agreement derived from a number of sources, including materials provided by the Investment Manager, and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive Funds of a comparable size; (2) the nature and quality of the services to be rendered by the Investment Manager; (3) anticipated benefits derived by the Investment Manager from the relationship with the Fund, including not only the Investment Manager's compensation for investment advisory services but also compensation paid to the Investment Manager for administrative services; (4) the anticipated costs of providing services to the Fund; and (5) the anticipated profitability of the Fund to the Investment Manager. They also considered the fact that the Investment Manager agreed to pay all organizational expenses and offering costs, other than the sales load, that exceeded $.04 per share in connection with the Fund's common stock offering and that the Investment Manager had contractually agreed to waive a portion of its management for the first eight years of the Fund's operations. The Directors then took into consideration additional benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions.



    In reviewing the nature and quality of services to be provided by the Investment Manager, the Directors noted that, in addition to the investment advisory services to be provided to the Fund, the Investment Manager will provide administrative services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In addition, the Directors, based on their experience as directors of other investment companies managed by the Investment Manager, also focused on the anticipated role of senior management in the day-to-day operations of the Fund and on the quality of the compliance and administrative staff at the Investment Manager. Moreover, the Directors noted the Investment Manager's ability to attract quality and experienced personnel to manage the Fund and its continuing efforts to expand its capabilities.



    In considering the fees and estimated expense of the Fund in comparison to the fees and expenses of funds with similar characteristics, the Directors noted that the Fund compared favorably within this competitive universe. In particular, the Directors noted the Investment Manager's agreement to contractually reduce its fees.



    Based on the foregoing and such other matters as were deemed relevant, the Directors, included a majority of the Disinterested Directors, concluded that the management fee rate was reasonable in relation to the services to be rendered and approved the Investment Management Agreement.


                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

    The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the fiscal year ending December 31, 2004 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2003. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $4,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed `Total Compensation from Fund Complex Paid to Directors,' the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the nine other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                                  TOTAL
                                                                              COMPENSATION
                                                               AGGREGATE        FROM FUND
                                                              COMPENSATION   COMPLEX PAID TO
         NAME OF PERSON, POSITION OF FUND DIRECTORS            FROM FUND        DIRECTORS
         ------------------------------------------            ---------        ---------
Gregory C. Clark,* Director.................................     $6,500          $61,500
Bonnie Cohen,* Director.....................................     $6,500          $61,500
Martin Cohen,** Director and President......................     $    0          $     0
George Grossman,* Director..................................     $6,500          $61,500
Richard J. Norman,* Director................................     $6,500          $61,500
Frank K. Ross,* Director....................................     $6,500          $     0
Willard H. Smith, Jr.,*'D' Director.........................     $6,500          $61,500
Robert H. Steers,** Director and Chairman...................     $    0          $     0


---------

  * Member of the Audit Committee.

 ** 'Interested person,' as defined in the 1940 Act, of the Fund because of affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.

'D' Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of the offering of the common stock and any subsequent offering of preferred shares. After the completion of the offerings, he will be a non-interested Director, and will become a member of the Audit Committee at such time.

PRINCIPAL STOCKHOLDERS


    To the knowledge of the Fund, as of February 29, 2004, no current director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and directors of the Fund owned, as a group, less than 1% of the Common Shares.



    As of February 29, 2004, no person to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER


    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies. Mr. Cohen and Mr. Steers are 'controlling persons' of the Investment Manager on the basis of their ownership of the Investment Manager's stock.


    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

    Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .85% of the average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on any Fund Preferred Shares, plus the principal amount on any borrowings) of the Fund. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of .20% of average daily total managed assets for the first five years of the Fund's operations (through March 31, 2009), and in declining amounts for each of the three years thereafter (through March 31, 2012).

    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

ADMINISTRATIVE SERVICES

    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's shareholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Company, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund's average daily managed assets up to $1 billion, .04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund's average daily managed assets in excess of $1.5 billion.

    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholders reports, and Securities and Exchange Commission filings; and (iv) responding to shareholder inquiries.

    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets in the Fund at an annual rate equal to .03% of the first $200.0 million in assets, .02% of the next $200.0 million and .01% of assets in excess of $400.0 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .03%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee.

    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and EquiServe Trust Company, NA, as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank, which has its principal business office at 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe Trust Company, NA, which has its principal business office at 150 Royall Street, Canton, MA 02021, as the Fund's transfer and dividend disbursing agent. Neither State Street nor EquiServe has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

CODE OF ETHICS

    The Fund and Investment Manager have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. The codes of ethics of the Fund and the Investment Manager, among other things, prohibit management personnel from investing in REITs and real estate securities and preferred securities, prohibit purchases in an initial public offering and require pre-approval for investments in utility securities, any Cohen & Steers closed-end fund and in private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

    The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to Cohen & Steers employees with a legitimate business need for the information.

PROXY VOTING

    The Fund's Board of Directors has delegated to the Investment Manager the responsibility for voting proxies on behalf of the Fund, and has determined that proxies with respect to the Fund's portfolio companies shall be voted in accordance with Cohen & Steers Capital Management, Inc.'s Statement of Policies and Procedures Regarding the Voting of Securities (the 'Proxy Voting Policies and Procedures'). The following is a summary of the Proxy Voting Policies and Procedures.

    Voting rights are an important component of corporate governance. The Investment Manager has three overall objectives in exercising voting rights:

        A. Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

        B. Rationalizing Management and Shareholder Concerns. The Investment Manager seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

        C. Shareholder Communication. Since companies are owned by their shareholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

    In exercising voting rights, the Investment Manager shall conduct itself in accordance with the general principles set forth below.

        1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

        2. In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

        3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

        4. In exercising voting rights on behalf of clients, the Investment Manager conduct itself in the same manner as if it were the constructive owner of the securities.

        5. To the extent reasonably possible, the Investment Manager shall participate in each shareholder voting opportunity.

        6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

        7. The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

    Set forth below are general guidelines that the Investment Manager shall follow in exercising proxy voting rights:

        Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

        Third Party Views. While the Investment Manager may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

        Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Investment Manager shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

    Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for the Investment Manager's decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by its reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its shareholders.

STOCK-BASED COMPENSATION

    Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager always favors compensation plans that align the interests of management and shareholders. The Investment Manager generally approves compensation plans under the following conditions:

        10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

        Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

        Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

        Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

        Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

        Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ('evergreen') feature.

        Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager supports measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, the Investment Manager supports the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager also supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

        Vesting. Restricted stock awards normally should vest over at least a two-year period.

        Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

CHANGE OF CONTROL ISSUES

    While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager's guidelines on change of control issues:

        Shareholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against shareholder rights plans, also known as 'poison pills.' Companies should put their case for rights plans to shareholders. The Investment Manager generally votes against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

        Golden Parachutes. The Investment Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against 'golden parachute' plans because they impede potential takeovers that shareholders should be free to consider. The Investment Manager generally withholds votes at the next shareholder meeting for directors who to its knowledge approved golden parachutes.

        Approval of Mergers. The Investment Manager votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower super-majority voting requirements.

ROUTINE ISSUES

    Director Nominees in a Non-Contested Election. The Investment Manager generally votes in favor of management proposals on director nominees.

    Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

    Board Composition. The Investment Manager supports the election of a board that consists of at least a majority of independent directors. The Investment Manager generally withholds support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. The Investment Manager also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

    Classified Boards. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, the Investment Manager generally votes against classified boards. The Investment Manager votes in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

    Barriers to Shareholder Action. The Investment Manager votes to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

    Cumulative Voting. Having the ability to cumulate votes for the election of directors -- that is, cast more than one vote for a director about whom they feel strongly -- generally increases shareholders' rights to effect change in the management of a corporation. The Investment Manager therefore generally supports proposals to adopt cumulative voting.

    Ratification of Auditors. Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring the Investment Manager to vote against the approval of the recommended auditor. For example, the Investment Manager's general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

STOCK RELATED ITEMS

    Increase Additional Common Stock. The Investment Manager's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

    Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

        1. creates blank check preferred stock; or

        2. establishes classes of stock with superior voting rights.

    Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

    Preemptive Rights. Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

    Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

SOCIAL ISSUES

    The Investment Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by shareholders, unless the Investment Manager believes the proposal has significant economic implications.

OTHER SITUATIONS

    No set of guidelines can anticipate all situations that may arise. The Investment Manager's portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

PROXY VOTING PROCEDURES

    The Investment Manager maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

    The Investment Committee of the Investment Manager shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee (the 'Designee') shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The Investment Manager's General Counsel shall have overall responsibility for ensuring that the Investment Manager complies with all proxy voting requirements and procedures.

RECORDKEEPING

    The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Investment
Manager:

        Name of the company

        Ticker symbol

        CUSIP number

        Shareholder meeting date

        Brief identification of each matter voted upon

        Whether the matter was proposed by management or a shareholder

        Whether the Investment Manager voted on the matter

        If the Investment Manager voted, then how the Investment Manager voted

        Whether the Investment Manager voted with or against management

    The Investment Manager's General Counsel shall be responsible for maintaining and updating the Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by the Investment Manager and were deemed material to making a voting decision or that memorialized the basis for the decision.

    The Investment Manager shall rely on the Securities and Exchange Commission's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

CONFLICTS OF INTEREST

    There may be situations in which the Investment Manager may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

        Business Relationships. This type of conflict would occur if the Investment Manager or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of the Investment Manager or its affiliate with the company or proponent. In the context of the Investment Manager, this could occur if an affiliate of the Investment Manager has a material business relationship with a company that the Investment Manager has invested in on behalf of the Fund, and the Investment Manager is encouraged to vote in favor of management as an inducement to acquire or maintain the affiliate's relationship.

        Personal Relationships. The Investment Manager or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

        Familial Relationships. The Investment Manager or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

    The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

        Financial Based Materiality. The Investment Manager presumes a conflict to be non-material unless it involves at least $500,000.

        Non-Financial Based Materiality. Non-financial based materiality would impact the members of the Investment Manager's Investment Committee, who are responsible for making proxy voting decisions.

    Finally, if a material conflict exists, the Investment Manager shall vote in accordance with the advice of a proxy voting service.

    The Investment Manager's General Counsel shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

        Identifying Conflicts. The Investment Manager is responsible for monitoring the relationships of the Investment Manager's affiliates for purposes of the Investment Manager's Inside Information Policy and Procedures. The General Counsel (or his designee) maintains a watch list and a restricted list. The Investment Manager's Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at the Investment Manager, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel shall inform the Investment Committee that no proxy vote is to be submitted for that company until the general counsel completes the conflicts analysis.

        For purposes of monitoring personal or familial relationships, the general counsel (or his designee) shall receive on at least an annual basis from each member of the Investment Manager's Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

        Identifying Materiality. The General Counsel (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

        Communication with Investment Committee; Voting of Proxy -- If the General Counsel determines that the relationship between the Investment Manager's affiliate and a company is financially material, he shall communicate that information to the members of the Investment Manager's Investment Committee and instruct them, and the Designee, that the Investment Manager will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case the Investment Manager again will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify the Investment Manager from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

    In cases in which the Investment Manager will vote its proxy based on the advice of a consulting firm, the General Counsel (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

    In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

                        DETERMINATION OF NET ASSET VALUE

    The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

                              REPURCHASE OF SHARES

    The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund's shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

    Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

    Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests,
(d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

    The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the

Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

    In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Fund Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

    Before deciding whether to take any action, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                    TAXATION

    Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

    The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code.

    To qualify for the favorable U.S. Federal income tax treatment generally accorded regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year.

    As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described below) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income

(not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no Federal income tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

    If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary income. Such distributions generally would be eligible
(i) to be treated as qualified dividend income in the case of individual shareholders and (ii) for the DRD in the case of corporate shareholders.

DISTRIBUTIONS

    For U.S. Federal income tax purposes, dividends paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary income.

    For taxable years beginning on or before December 31, 2008, qualified dividend income received by individual shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs generally will not be eligible to be treated as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 180-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions apply to each shareholder's investment in the Fund. In order for otherwise qualified Fund dividends received by an individual shareholder to be taxable at long-term capital gain rates, the shareholder must hold his or her Common Shares for more than 60 days during the 120-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will be taxed at the rates applicable to ordinary income and not long-term capital gains, unless Congress enacts legislation providing otherwise.

    Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

    Dividends of net investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations (other than REITs) for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be 'debt-financed' (generally, acquired with borrowed funds), (ii) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock) or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

    The Internal Revenue Service ('IRS') currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends derived from qualified dividend income, if any, between its Common Shares and Fund Preferred Shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

    Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

    The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will
(i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Shareholders will be notified annually as to the U.S. federal tax status of distributions.

    Although the Fund may realize tax-exempt income on certain investments, it will generally be unable to pass through to its shareholders the tax-exempt nature of that income.

SALE OR EXCHANGE OF FUND SHARES

    Upon the sale or other disposition of shares of the Fund which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gain rate for individuals has been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2008. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

    Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.

NATURE OF FUND'S INVESTMENTS

    Certain of the Fund's investment practices are subject to special and complex Federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of Federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

INVESTMENT IN NON-U.S. SECURITIES

    The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

    In addition, if the Fund acquires an equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ('passive foreign investment companies'), the Fund could be subject to U.S. Federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. An election may generally be available to ameliorate these adverse tax consequences but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of capital gains as ordinary income. The Fund intends to manage its holdings to limit the tax liability from these investments.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

    The Fund may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, and may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to

Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders
(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and
(iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

BORROWINGS

    If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

BACKUP WITHHOLDING

    The Fund may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

FOREIGN SHAREHOLDERS

    U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a 'foreign shareholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the shareholder.

    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see 'Taxation -- Investment in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions.

    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'Taxation -- Backup Withholding' above. Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless the shareholder is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS

    Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXATION

    Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                               P(1 + T)'pp'n = ERV

  Where: P =  a hypothetical initial payment of $1,000

         T =  average annual total return

         n =  number of years

       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                   a-b
                   =      ----------------------
                          2[(cd + 1)'pp'6  -  1]

  Where: a =  dividends and interest earned during the period,

         b =  expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

    In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of
(i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the 30 same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

    Marketing materials for the Fund may make reference to other closed-end investment companies for which the Investment Manager serves as investment adviser. The past performance of any other Cohen & Steers Fund is not a guarantee of future performance for the Fund.

                      COUNSEL AND INDEPENDENT ACCOUNTANTS


    Simpson Thacher & Bartlett LLP serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. PricewaterhouseCoopers LLP have been appointed as independent accountants for the Fund. The statement of assets and liabilities of the Fund as of March 3, 2004 included in this Statement of Additional Information has been so included in reliance on the report of PricewaterhouseCoopers LLP, New York, New York, independent auditors, given on the authority of the firm as experts in auditing and accounting.

            COHEN & STEERS SELECT UTILITY FUND, INC.
       STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 3, 2004
Assets:
    Cash....................................................  $100,275
                                                              --------
        Total Assets........................................   100,275
                                                              --------
Liabilities
        Total Liabilities...................................        --
                                                              --------
Net Assets applicable to 5,250 shares of $.001 par value
  common stock outstanding..................................  $100,275
                                                              --------
                                                              --------
Net asset value per Common Shares outstanding ($100,275
  divided by 5,250 Common shares outstanding)...............  $  19.10
                                                              --------
                                                              --------


NOTES TO FINANCIAL STATEMENT

NOTE 1: ORGANIZATION


    Cohen & Steers Select Utility Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end, non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock ('Shares') under the Securities Act of 1933, and the sale of 5,250 shares ('Initial Shares') for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Advisor'). The proceeds of such initial Shares in the Fund were invested in cash. There are 100,000,000 shares of $0.001 par value common stock authorized.



    Cohen & Steers Capital Management, Inc. has agreed to pay all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $.04 per Common Share. The total offering costs of the Fund are expected to be approximately $1,960,000 of which the Fund is expected to bear $800,000.


NOTE 2: ACCOUNTING POLICIES

    The preparation of the financial statement in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 3: INVESTMENT MANAGEMENT AGREEMENT


    The Fund has entered into an Investment Management Agreement with the Advisor, under which the Advisor will provide general investment advisory and administrative services for the Fund. For providing these services, facilities and for bearing the related expenses, the Advisor will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.85% of the average daily managed assets. Managed asset value is the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage.



    In addition to the reimbursement and waiver of organization and offering costs discussed in Note 1, the Adviser has contractually agreed with the Fund to waive a portion of its fees in the amount of 0.20% of average daily managed assets for the first five years of the Fund's operations, 0.15% of average daily managed assets in year six, 0.10% of average daily managed assets in year seven and 0.05% of average daily managed assets in year eight. The Adviser has not agreed to reimburse the Fund for any portion of its fees beyond March 31, 2012.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholder and Board of Directors of COHEN & STEERS SELECT UTILITY FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Cohen & Steers Select Utility Fund, Inc. (the 'Fund') at March 3, 2004, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 8, 2004

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

    Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

    'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'BB,' 'B,' 'CCC,' 'CC,' and 'C' -- Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

    'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

    'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

    'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well-established industries.

        High rates of return on funds employed.

        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1) Financial Statements

    Part A -- None

    Part B -- Report of Independent Accountants**

    Statement of Assets and Liabilities**

2) Exhibits


   (a)   -- Articles of Incorporation*
   (b)   -- By-Laws*
   (c)   -- Not Applicable
   (d)   -- (i) Form of specimen share certificate*
         -- (ii) The rights of security holders are defined in the Registrant's Articles of Incorporation (Article FIFTH and
            Article EIGHTH) and the Registrant's By-Laws (Article II and Article VI).*
   (e)   -- Form of Dividend Reinvestment Plan*
   (f)   -- Not Applicable
   (g)   -- (i) Form of Investment Management Agreement**
         -- (ii) Not Applicable
   (h)   -- Form of Underwriting Agreement**
   (i)   -- Not Applicable
   (j)   -- Form of Custodian Agreement*
   (k)   -- (i) Form of Transfer Agency, Registrar and Dividend
            Disbursing Agency Agreement*
         -- (ii) Form of Administration Agreement between the Fund
            and the Investment Manager**
         -- (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company**
   (l)   -- (i) Opinion and Consent of Simpson Thacher & Bartlett
            LLP**
         -- (ii) Opinion and Consent of Venable LLP**
   (m)   -- Not Applicable
   (n)   -- Consent of Independent Accountants**
   (o)   -- Not Applicable
   (p)   -- Form of Investment Representation Letter*
   (q)   -- Not Applicable
   (r)   -- (i) Code of Ethics of the Fund*
         -- (ii) Code of Ethics of Investment Manager*
   (s)(1) -- Powers of Attorney*
   (s)(2) -- Power of Attorney for Frank K. Ross**


---------
 * Previously filed with the Fund's Registration Statement.


** Filed herewith.


ITEM 25. MARKETING ARRANGEMENTS

    See Exhibit 2(h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC Registration fees.......................................  $
New York Stock Exchange listing fee*........................
Printing and engraving expenses*............................
Auditing fees and expenses*.................................
Legal fees and expenses*....................................
NASD Fees*..................................................
Miscellaneous*..............................................
                                                              ----------
    Total*..................................................  $
                                                              ----------
                                                              ----------

---------

* Estimated.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES


                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Stock, par value $.001 per share.....................       One


ITEM 29. INDEMNIFICATION

    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Articles of Incorporation, and Article VIII of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Management Agreement.

    The Registrant has agreed to indemnify the Underwriters of the Registrant's common stock to the extent set forth in Exhibit 2(h).

    Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

    The descriptions of the Investment Manager under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this registration statement are incorporated by reference herein.

    The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

                      NAME                                               TITLE
                      ----                                               -----
Robert H. Steers................................  Co-Chairman and Co-Chief Executive Officer,
                                                  Director
Martin Cohen....................................  Co-Chairman and Co-Chief Executive Officer,
                                                  Director
Joseph M. Harvey................................  President
Adam M. Derechin................................  Chief Operating Officer
John J. McCombe.................................  Executive Vice President
James S. Corl...................................  Senior Vice President
Lawrence B. Stoller.............................  Senior Vice President and General Counsel
Greg E. Brooks..................................  Senior Vice President
William Frischling..............................  Senior Vice President
William F. Scapell..............................  Senior Vice President
Kevin P. Norton.................................  Senior Vice President
Jay J. Chen.....................................  Senior Vice President
Robert Becker...................................  Senior Vice President
Victor M. Gomez.................................  Senior Vice President and Chief Financial Officer
Rahul Bhattacharjee.............................  Vice President and Director of Investment Research
Terrance R. Ober................................  Vice President
Anthony Dotro...................................  Vice President
Robert Tisler...................................  Vice President
Mark Freed......................................  Vice President
Norbert Berrios.................................  Vice President
John E. McLean..................................  Vice President and Associate General Counsel
David Oakes.....................................  Vice President
Thomas Bohjalian................................  Vice President
Hoyt Peters.....................................  Vice President

    Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

    Cohen & Steers Advantage Income Realty Fund, Inc.

    Cohen & Steers Institutional Realty Shares, Inc.

    Cohen & Steers Equity Income Fund, Inc.

    Cohen & Steers Premium Income Realty Fund, Inc.

    Cohen & Steers Quality Income Realty Fund, Inc.

    Cohen & Steers Realty Shares, Inc.

    Cohen & Steers REIT and Preferred Income Fund, Inc.

    Cohen & Steers REIT and Utility Income Fund, Inc.

    Cohen & Steers Total Return Realty Fund, Inc.

    Cohen & Steers Special Equity Fund, Inc.


    Cohen & Steers Utility Fund, Inc.


    American Skandia Trust -- AST Cohen & Steers Realty Portfolio

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

ITEM 32. MANAGEMENT SERVICES

    Not applicable.

ITEM 33. UNDERTAKINGS

    (1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable.

    (3) Not applicable.

    (4) Not applicable.

    (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the registration statement as of the time it was declared effective.

    Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

    (6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 15th day of March, 2004.


                                        COHEN & STEERS SELECT UTILITY FUND, INC.

                                        By:        /s/ ROBERT H. STEERS
                                            ..................................
                                                    ROBERT H. STEERS
                                                        CHAIRMAN

    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


              SIGNATURE                                     TITLE                      DATE
              ---------                                     -----                      ----
       By:   /s/ MARTIN COHEN               President, Treasurer and Director       March 15, 2004
...........................................
              (MARTIN COHEN)

       By: /s/ ROBERT H. STEERS             Director, Chairman and Secretary        March 15, 2004
 .........................................
            (ROBERT H. STEERS)

                    *                       Director                                March 15, 2004
 .........................................
             (GREGORY CLARK)

                    *                       Director                                March 15, 2004
 .........................................
              (BONNIE COHEN)

                    *                       Director                                March 15, 2004
 .........................................
            (GEORGE GROSSMAN)

                    *                       Director                                March 15, 2004
 .........................................
           (RICHARD J. NORMAN)

                    *                       Director                                March 15, 2004
 .........................................
             (FRANK K. ROSS)

                    *                       Director                                March 15, 2004
 .........................................
         (WILLARD H. SMITH, JR.)

        By:       /s/ MARTIN COHEN
 .........................................
               MARTIN COHEN
            ATTORNEY-IN-FACT**

                            STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'

The service mark symbol shall be expressed as...............................'sm'

Characters normally expressed as superscript shall be preceded by...........'pp'

The dagger symbol shall be expressed as......................................'D'